Exhibit 99.1

Shire RandD Day

Our purpose
We enable people with life-altering conditions to lead
better

[GRAPHIC OMITTED]

Shire RandD Day

Jeff Poulton, Head of Investor Relations

Our purpose
We enable people with life-altering conditions to lead

[GRAPHIC OMITTED]

The "SAFE HARBOR" Statement Under the

Private Securities Litigation Reform Act of 1995

Statements included in this announcement that are not
historical facts are forward-looking statements.
Forward-looking statements can be identified by words such
as "aspiration", "will", "expect", "forecast", "aspiration",
"potential", "estimates", "may", "anticipate", "target",
"project" or similar expressions suitable for identifying
information that refers to future events. Forward-looking
statements involve a number of risks and uncertainties and
are subject to change at any time. In the event such risks
or uncertainties materialize, Shire's results could be
materially adversely affected. The risks and uncertainties
include, but are not limited to, that:

[]   Shire's products may not be a commercial success;

[]   revenues from ADDERALL XR are subject to generic
     erosion and revenues from INTUNIV will become subject
     to generic competition starting in December 2014;

[]   the failure to obtain and maintain reimbursement, or an
     adequate level of reimbursement, by third-party payors
     in a timely manner for Shire's products may impact
     future revenues, financial condition and results of
     operations;

[]   Shire conducts its own manufacturing operations for
     certain of its products and is reliant on third party
     contractors to manufacture other products and to
     provide goods and services. Some of Shire's products or
     ingredients are only available from a single approved
     source for manufacture. Any disruption to the supply
     chain for any of Shire's products may result in Shire
     being unable to continue marketing or developing a
     product or may result in Shire being unable to do so on
     a commercially viable basis for some period of time.

[]   the development, approval and manufacturing of Shire's
     products is subject to extensive oversight by various
     regulatory agencies. Submission of an application for
     regulatory approval of any of our product candidates,
     such as our planned submission of a New Drug
     Application to the FDA for Lifitegrast as a treatment
     for the signs and symptoms of dry eye disease in
     adults, may be delayed for any number of reasons and,
     once submitted, may be subjected to lengthy review and
     ultimately rejected. Moreover, regulatory approvals or
     interventions associated with changes to manufacturing
     sites, ingredients or manufacturing processes could
     lead to significant delays, increase in operating
     costs, lost product sales, an interruption of research
     activities or the delay of new product launches;

[]   the actions of certain customers could affect Shire's
     ability to sell or market products profitably.
     Fluctuations in buying or distribution patterns by such
     customers can adversely impact Shire's revenues,
     financial conditions or results of operations;

[]   investigations or enforcement action by regulatory
     authorities or law enforcement agencies relating to
     Shire's activities in the highly regulated markets in
     which it operates may result in the distraction of
     senior management, significant legal costs and the
     payment of substantial compensation or fines;

[]   adverse outcomes in legal matters and other disputes,
     including Shire's ability to enforce and defend patents
     and other intellectual property rights required for its
     business, could have a material adverse effect on
     Shire's revenues, financial condition or results of
     operations;

[]   Shire faces intense competition for highly qualified
     personnel from other companies, academic institutions,
     government entities and other organizations. Shire is
     undergoing a corporate reorganization and the
     consequent uncertainty could adversely impact Shire's
     ability to attract and/or retain the highly skilled
     personnel needed for Shire to meet its strategic
     objectives;

[]   failure to achieve Shire's strategic objectives with
     respect to the acquisition of ViroPharma Incorporated
     may adversely affect Shire's financial condition and
     results of operations; and other risks and
     uncertainties detailed from time to time in Shire's
     filings with the US Securities and Exchange Commission,
     including its most recent Annual Report on Form 10-K.

Investor Day Agenda and Outline

Time	Topic	Speaker
8:00-8:30am	***Registration/Breakfast***	
8:30-8:45am	**Corporate Overview**	Flemming Ornskov, M.D., MPH
8:45-9:25am	**R&D Strategy Overview**	Phil Vickers, Ph.D.
9:25-10:00am	**Research Overview and Technology Platforms** *(mRNA, Protein Replacement, Gene Therapy, Antibody Platforms)*	Albert Seymour, Ph.D.
10:00-10:45am	**Rare Diseases: GI/Hepatology** *(SHP625 / LUM001, SHP626 / LUM002)*	Ciara Kennedy, Ph.D. David Piccoli, M.D.
10:45-11:15am	***Morning Break***	
11:15-11:45am	**Rare Diseases: Ophthalmology** *(SHP607 / ROP, SHP630 / BIKAM)*	Norman Barton, M.D., Ph.D.
11:45-12:15pm	**Morning Q&A**	
12:15-1:15pm	***Lunch***	
1:15-1:30pm	**Rare Diseases: Complement Pathway** *(SHP616 / CINRYZE new uses)*	Howard Mayer, M.D.
1:30-2:00pm	**Rare Diseases: CNS** *(SHP609 / Hunter CNS, SHP610 / Sanfilippo A, SHP611 / MLD, Armagen)*	Howard Mayer, M.D.
2:00-2:45pm	**Late Stage Update** *(SHP606 / Lifitegrast, BED, SHP465 / ADHD)*	Howard Mayer, M.D. Randy Brenner Joe Tauber, M.D.
2:45-3:00pm	**Program Wrap-Up**	Phil Vickers, Ph.D.
3:00-3:30pm	**Afternoon Q&A**	
3:30-4:30pm	**Reception**

Corporate Overview

Flemming Ornskov, M.D., MPH, Chief Executive Officer

Our purpose
We enable people with life-altering conditions to lead
better

[GRAPHIC OMITTED]

Our Clear and Focused Strategy

PURPOSE

Enable people with life-altering conditions to lead better lives

ASPIRATION

- To become a leading global biotech delivering innovative medicines to patients with rare diseases and other specialty conditions
- Double product sales to $10B by 2020 (10 x 20)(1)(2)

STRATEGIC DRIVERS

GROWTH

- Optimize in-line assets through commercial excellence
- Advance late-stage pipeline and launch new products
- Acquire core / adjacent assets

INNOVATION

- Expand Rare Diseases expertise through internal research and collaborations
- Extend existing portfolio to new indications / TAs(3)

EFFICIENCY

- Operate a lean and agile organization
- Meet milestones and deliver on commitments
- Maintain flexibility to reinvest in growth

PEOPLE

- Live our BRAVE values
- Foster and reward a high-performance culture
- Attract, develop and retain the best talent

Shire

(1) Forecast growth includes ViroPharma product sales (ViroPharma Inc. was acquired by Shire on January 24, 2014). Further potential upside to this 10x20 target includes the closed Lumena and Fibrotech acquisitions and future M&A and licensing.

(2) 2013 product sales = $5B.

(3) TA refers to Therapeutic Area.

10 X 20: $10 BILLION IN PRODUCT SALES BY

   2020

[GRAPHIC OMITTED]

10 x 20 Details

In-Line: $7 billion expected from onmarket products

Pipeline: $3 billion from existing pipeline

Upside: Lumena, Fibrotech, BIKAM, early stage pipeline and
future BD provide additional upside to 10 x 20

[GRAPHIC OMITTED]

$7 Billion from In-Line Products

Product sales; Percent CAGR

[GRAPHIC OMITTED]

In Line: $7 billion expected 1 from on-market products(1)(2)

Rare
Diseases

Neuroscience

Gastro-
Intestinal

Internal
Medicine

[GRAPHIC OMITTED]

(1) Products shown are not exhaustive

(2) $7 billion also includes pipeline

   extensions of

     existing in-line products

[GRAPHIC OMITTED]

$3 Billion from Existing Pipeline

[GRAPHIC OMITTED]

Pipeline: $3 billion from existing pipeline

Included in $3 Billion

[GRAPHIC OMITTED]

Balanced pipeline across stages of development with multiple upcoming milestones that will support long-term growth

[GRAPHIC OMITTED]

Upside from Recent and Future BD

[GRAPHIC OMITTED]

Upside: Lumena, Fibrotech, CINRYZE New Uses, early stage
pipeline, and future BD provide additional upside to 10 x 20

Additional upside

[GRAPHIC OMITTED]

Rare Diseases domain expertise and significant cash
generation creates an opportunity to become the industry's
go-to-partner

[GRAPHIC OMITTED]

Focused Business Development Strategy

Rationale

Reinforce
Core
Therapeutic
Areas (TAs)

Expand Into
High-value
Adjacent TAs

Divest
Non-Core
Assets

o    Existing infrastructure or expertise creates
     "ownership" advantage

o    Can generate and quickly capture synergies (revenue,
     cost, operational) to create value

o    Informed entry into other specialist TAs with long-term
     growth potential where Shire has expertise or can build
     core competencies

o    Divest non-core, underperforming businesses to refocus
     resources on core growth drivers

Recent Examples

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Domain Expertise Creates Substantial Value

Gilead (Virology)

M&A focused on Gilead's strength in anti-virals has
contributed to ~$120B in shareholder value created since
2003

Market Capitalization(1) $ Billions

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Biogen Idec (MS)

Biogen has leveraged its dominant position in multiple
sclerosis to create ~$60B of value since 2006

Market Capitalization(1)
$ Billions

[GRAPHIC OMITTED]

Celgene (Hem / Onc)

Since acquiring Pharmion in 2007, Celgene has created ~$50B
of value, in part by executing a Hem / Onc licensing
strategy

Market Capitalization(1)
$ Billions

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Sources: Company filings, FactSet

(1) Average of market capitalizations at

   1 January

           and 31 December each year except current, which
           is as at 2 July 2014

Research and Development Pipeline Pre-One Shire

Preclinical

46

Research
Programs
SPD604
GI
SPD605
ADHD

Phase 1

SPD535
ESRD
SHP610
SanA
SHP611
MLD
SPD559
ADHD
SPD554
ADHD

Phase 2

SHP613
Acute Vascular Repair
SHP609
Hunter CNS
SHP602
Iron overload
SPD557
GERD
LDX
NSS
SPD554
ASD

XAGRID(R) (Japan)
4510 DMD
RESOLOR(R) (US)
Chronic
Constipation
INTUNIV (Japan)
ADHD

Phase 3

DERMAGRAFT
VLU
ABH001
EB
FIRAZYR
ACE inhibitor-induced AE
VIPRIV
Japan
Vyvanse
BED

Registration

[GRAPHIC OMITTED]

Preclinical

26

Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624
Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Phase 1

SHP611
MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze )
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

Phase 2

SHP602
Iron overload
(clinical hold)
SHP610

Sanfilippo A

SHP609

Hunter CNS

SHP607
Prevention of ROP
SHP620 (Maribavir)
CMV in transplant
patients

LDX (Japan)
ADHD

SHP616 (Cinryze)
Acute Antibody
Mediated Rejection
SHP625 (LUM001)
Primary Biliary

Cirrhosis

SHP625 (LUM001)
Progressive Familial

Intrahepatic
Cholestasis

SHP625 (LUM001)
Alagille Syndrome
SHP625 (LUM001)
Primary Sclerosing
Cholangitis

Phase 3

Firazyr
ACE inhibitor-induced AE

Firazyr
(Japan) HAE

SHP616 (Cinryze)
(Japan) HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

Registration

XAGRID(R) (Japan)
Thrombocythaemia
(Approved 3Q 2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(R) (EU)
ADHD

Vyvanse
BED

[GRAPHIC OMITTED]

RandD Strategy Overview

Phil Vickers, Ph.D., Global Head of RandD

Our purpose
We enable people with life-altering conditions to lead
better lives.

[GRAPHIC OMITTED]

RandD Pipeline Has Never Been Stronger

22 programs in the

clinic, the most in the
history of Shire

Well-positioned to
deliver on '10 x 20'
expectations

Many significant clinical
milestones in the next 18
months

On track to file at least
2 INDs from internal

programs every year

Establishing talent and
capabilities appropriate to
drive future growth

Continued excellence in
acquiring external
assets with a strong
strategic fit

Establishing a
leadership position in
the treatment of Rare
Diseases

[GRAPHIC OMITTED]

Our Clear and Focused Strategy

STRATEGIC DRIVERS

GROWTH

[]Optimize in-line assets through commercial excellence

[]Advance late-stage pipeline and launch new products

[]Acquire core / adjacent assets

INNOVATION

[]Expand Rare Diseases expertise through internal research
and collaborations

[]Extend existing portfolio to new indications / TAs

EFFICIENCY

[]Operate a lean and agile organization

[]Meet milestones and deliver on commitments

[]Maintain flexibility to reinvest in growth

PEOPLE

[]Foster and reward a high-performance culture

[]Attract, develop and retain the best talent

[]Live our BRAVE values

[GRAPHIC OMITTED]

Our Clear and Focused Strategy

STRATEGIC DRIVERS

GROWTH

[]Optimize in-line assets through commercial excellence

[]Advance late-stage pipeline and launch new products

[]Acquire core / adjacent assets

INNOVATION

[]Expand Rare Diseases expertise through internal research
and collaborations

[]Extend existing portfolio to new indications / TAs

EFFICIENCY

[]Operate a lean and agile organization

[]Meet milestones and deliver on commitments

[]Maintain flexibility to reinvest in growth

PEOPLE

[]Foster and reward a high-performance culture

[]Attract, develop and retain the best talent

[]Live our BRAVE values

[GRAPHIC OMITTED]

RandD Strategy to Deliver Growth

GROWTH

INNOVATION

FOCUS IN AREAS OF HIGH
UNMET MEDICAL NEED

FOCUS IN AREAS
OF HIGH VALUE TO
PATIENTS, PAYORS
AND SHAREHOLDERS

FOCUS ON INNOVATION

ENSURE HIGH
PRODUCTIVITY,
OPERATIONAL
EXCELLENCE

[]   Increasing emphasis on rare diseases with high
     morbidity and / or mortality

[]   Focus on specific platforms

[]   Adapting existing therapeutic areas to a rare-disease
     focus

[]   Strategic focus, but flexibility in considering new
     opportunities

[]   Alignment with all key stakeholders, including patients

[]   Focus in areas which drive attractive commercial return

[]   Health economics assessments to support market access

[]   Prioritize programs where a single approach can address
     multiple rare diseases (e.g. Lumena, Cinryze) or expand
     to common indications

[]   Innovation associated with every pipeline program

[]   Risk balance across pipeline

[]   Foster a culture that ensures innovation and calculated
     risk-taking

[]   Creative partnerships and collaborations

[]   Balance of internal programs and acquiring external
     assets

[]   Ensure industry-leading capabilities in operational
     excellence

[GRAPHIC OMITTED]

Main Therapeutic Areas Increasingly Focused on

Rare Diseases

GROWTH

INNOVATION

Complement
Biology

[] Firazyr / Cinryze
[] Firazyr ACE-I
[] Cinryze SC
[] Cinryze new uses

Renal /
Fibrotic

[] Maribavir
[] Cinryze AMR
[] IGAN
[] Fibrotech (FSGS)
[] DEB
[] CF

GI /
Metabolic

[] SHP625
(ALGS, PSC,
PFIC, PBC)
[] HemeA / B
[] UCD

[] SHP626 (NASH)
[] SHP555

Ophthalmics

[] ROP
[] adRP

[] Lifitegrast

CNS

[] BED
[] SHP465

[] Hunter CNS
[] Sanfilippo A
[] MLD
[] Armagen
[] HTT

Rare Diseases
Leadership

Also evaluating opportunities in
'Rare Hematological' malignancies

[GRAPHIC OMITTED]

Preclinical

46

Research
Programs
SPD604
GI
SPD605
ADHD

Phase 1
SPD535
ESRD
SHP610
SanA
SHP611
MLD
SPD559
ADHD
SPD554
ADHD

Phase 2

SHP613
Acute Vascular Repair

SHP609
Hunter CNS

SHP602

Iron overload

SPD557
GERD

LDX

NSS

SPD554

ASD

XAGRID(R) (Japan)

4510 DMD

RESOLOR(R) (US)
Chronic

Constipation

INTUNIV (Japan)
ADHD

Phase 3 Registration

DERMAGRAFT

VLU

ABH001

EB

FIRAZYR

ACE inhibitor-induced AE

VIPRIV

Japan

LDX

MDD

Vyvanse

BED

Registration

[GRAPHIC OMITTED]

Preclinical

26

Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624
Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Phase 1

SHP611
MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

Phase 2

SHP602
Iron overload
(clinical hold)
SHP610

Sanfilippo A

SHP609

Hunter CNS

SHP607
Prevention of ROP
SHP620 (Maribavir)
CMV in transplant
patients
LDX (Japan)
ADHD

Phase 3

Firazyr
ACE inhibitor-induced AE

Firazyr
(Japan) HAE

SHP616 (Cinryze)
(Japan) HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

Registration

XAGRID(R) (Japan)
Thrombocythaemia
(Approved 3Q 2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(R) (EU)
ADHD

Vyvanse
BED

[GRAPHIC OMITTED]

Recent Changes to Internal Programs Increase

Portfolio Value

GROWTH

INNOVATION

Rare Diseases
Platform

[]   Reinforced Rare Diseases leadership through internal
     research and partnerships with world-class
     organizations while extending the platform to new
     indications and adapting current TAs

[]   Future rare diseases strategy defined

Intrathecal
Programs

[]   Progressed intrathecal programs to treat CNS
     manifestations of Hunter, Sanfilippo A and MLD

[]   Novel intrathecal device approved for use in US and EU

SHP465
ADHD

[]   Planning to resubmit SHP465 for high- growth ADHD adult
     segment

Vyvanse
BED

[]   Positive Phase 3 results

[]   Filed NDA in 3Q14

[]   PDUFA date Feb 2015

[]   Expect to launch in 1H15 subject to FDA review

[]   Currently no approved Binge Eating Disorder treatments

Rationalization

[]   Halted programs that did not fit scientific, strategic
     or commercial criteria

[]   Discovery programs now focused on rare diseases

[GRAPHIC OMITTED]

Recent Acquisitions Have Significant Potential

GROWTH
INNOVATION

ViroPharma Incorporated

- Acquired Viropharma 1Q14
- Cinryze low volume SC program for HAE prophylaxis (Phase 1) complement IV program
- SHP620 (Maribavir) being developed for treatment of cytomegalovirus infection in transplant patients (Phase 2)
- Cinryze new use programs: PNH (Phase 1), NMO (Phase 1), AMR (Phase 2)

SARcode bioscience

- Acquired SARCode 2Q13
- Lifitegrast being evaluated for signs and symptoms of Dry Eye Disease
- No currently approved product treats signs and symptoms of disease
- Plan to file NDA in 1Q15

LUMENA PHARMACEUTICALS

- Acquired Lumena 2Q14
- SHP625 (LUM001) for 4 rare cholestatic liver diseases (Phase 2)
- SHP626 (LUM002) for NASH (Phase 1)

premacure

- Acquired Premacure 1Q13
- SHP607 (Premiplex) novel protein replacement therapy with potential to prevent retinopathy of prematurity
- Clinical program paused to allow optimization during 2014
- Ongoing Phase 2 study, due to read out 2015

fibrotech therapeutics

- Acquired Fibrotech 3Q14
- SHP627 (FT011) antifibrotic agent with potential for Focal Segmental Glomerulosclerosis (Phase 1 completed)
- SHP628 (FT061)) with potential for renal impairment (Preclinical)
- Fibrotechs library of novel molecules targeting fibrosis

LOTUS TISSUE REPAIR

- Acquired Lotus Tissue Repair 1Q13
- SHP608 (recombinant collagen 7) novel protein replacement therapy with potential for Dystrophic Epidermolysis Bullosa armagen

- AGT-182 licensed from Armagen in 3Q14
- Molecular 'Trojan Horse' of ERT fused to human insulin receptor designed to treat severe Hunter syndrome - facilitates entry into CNS
- Currently in preclinical development

bikam pharmaceuticals

- Acquired BIKAM 3Q14
- SHP 630 is a pharmacological chaperone designed to treat autosomal-dominant retinitis pigmentosa (adRP)
- SHP 630 facilitates opsin folding, with the aim of restoring retinal function in adRP
- Currently in preclinical development

Shire

24

Upcoming Anticipated Pipeline Milestones

GROWTH

INNOVATION

Registration and Phase 4
Phase 3

Phase 2

Phase 1/2

SHP611
MLD Phase 1/2
head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

SHP606 Lifitegrast
NDA Filing

SHP625 (LUM001)
PSC
Phase 2 head line data

SHP607
ROP Phase 2
head line data

SHP606 Lifitegrast
Launch(2)

SHP609
Phase 2/3 head
line data

20152015

VYVANSE
BED Launch(2)

SHP620 Maribavir
Phase 2 head
line data

SHP625 (LUM001)
PBC
Phase 2 head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

2016

SHP625 (LUM001) (1)
PFIC
Phase 2 head line data

SHP610
Phase 2B head
line data

Notes
(1)[] Interim 625 PFIC INDIGO data expected Q2 2015.
(2)[] Subject to regulatory approval.

[GRAPHIC OMITTED]

Our Clear and Focused Strategy

STRATEGIC DRIVERS

GROWTH

[]Optimize in-line assets through commercial excellence

[]Advance late-stage pipeline and launch new products

[]Acquire core / adjacent assets

INNOVATION

[]Expand Rare Diseases expertise through internal research
and collaborations

[]Extend existing portfolio to new indications / TAs(1)

EFFICIENCY

[]Operate a lean and agile organization

[]Meet milestones and deliver on commitments

[]Maintain flexibility to reinvest in growth

PEOPLE

[]Foster and reward a high-performance culture

[]Attract, develop and retain the best talent

[]Live our BRAVE values

(1)[] TA refers to Therapeutic Area.

[GRAPHIC OMITTED]

Unifying the Organization to Drive Efficiency

EFFICIENCY

3 SEPARATE RandD UNITSFROM []

ONE INTEGRATED RandD ORG
TO [] ONE

Structure | Culture | Purpose

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Effective Decision Making in RandD

EFFICIENCY

PEOPLE

Science and Technology Committee

Composition: Subset of board members with scientific
backgrounds

Role: Reviews scientific aspects of RandD and pipeline
progress

[]   Evaluates in-licensing and acquisition opportunities

[]   Reviews internal pipeline programs and assesses RandD
     talent

[]   Provides view to the full board of directors on the
     above

Research Steering Committee

Composition: Internal stakeholders
responsible for transition from "R" to "D"

Role: Makes "go / no-go" decisions on
internal research programs

[]   Reviews research program progress and manages to go /
     no-go decisions

[]   Engages externally for input (e.g. payors)

[]   Makes recommendations to Pipeline Committee

Pipeline Committee

Composition: Internal stakeholders
responsible for the pipeline

Role: Makes major decisions on programs
in the development pipeline

[]   Makes recommendations to the Board whether to pursue
     external opportunities

[]   Aligns on an RandD strategy and priorities

[]   'One stop shopping' for all major pipeline decisions

Scientific Advisory Board

Composition: External experts in science relevant to the
RandD pipeline

Role: Provides external perspective into science
underpinning RandD programs

[]   Contributes independent advice on science and
     technology

[]   Provides ideas and challenges based on their experience

[GRAPHIC OMITTED]

o    More efficient footprint, structure and operating model

o    Reduced R&D headcount drives cost savings

o    Increased access to talent in global innovation hubs

o    Greater collaboration with thought leaders (e.g.,
     start-ups, research institutions, SAB)

[GRAPHIC OMITTED]

RandD is Supported by a Network of Alliances

and Creative Collaborations

EFFICIENCY

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Experienced and Talented Team

PEOPLE

Presenting today

[GRAPHIC OMITTED]

Phil Vickers
[] Head of RandD
[] Former Merck, Pfizer, BI, Resolvyx

[GRAPHIC OMITTED]

Howard Mayer
[] Head of Clinical Development
[] Former CMO Merck Serono, ex-Pfizer

[GRAPHIC OMITTED]

Ciara Kennedy
[] Head of ex-Lumena Programs
[] Former Lumena COO

[GRAPHIC OMITTED]

Mike Heartlein
[] Head of MRT Program
[] Responsible for 3 marketed ERTs

[GRAPHIC OMITTED]

Norman Barton
[] Head of ROP Program
[] Responsible for industry's first ERT

[GRAPHIC OMITTED]

Albert Seymour
[] Head of Research and Non-Clinical Development
[] Former Pfizer Rare Diseases, Head of Human Genetics

[GRAPHIC OMITTED]

Randy Brenner
[] Head of Regulatory Affairs
[] Former Pfizer Head of Regulatory, Emerging Markets

[GRAPHIC OMITTED]

Rekha Abichandani
[] Head of Intrathecal ERT Programs
[] Former Genzyme, Rare Diseases and Hematological
Malignancies

[GRAPHIC OMITTED]

Clark Pan
[] Head of Discovery Therapeutics
[] Former Genzyme, Head of Protein Engineering

[GRAPHIC OMITTED]

Jennifer Schranz
[] Head of HAE Programs
[] Former VP of Clinical Research, Viropharma

[GRAPHIC OMITTED]

Positioned for Leadership in Rare Diseases

PEOPLE

Specific Rare Diseases RandD Challenges

Research

Clinical /
Regulatory

Medical Affairs /
Post-Marketing

[] Few scientific experts
[] Incomplete knowledge of pathophysiology
[] Genotype-phenotype unclear

[] Inefficient diagnosis
[] Few patients, geographically dispersed
[] Clinical endpoints unclear
[] Need for natural history studies
[] Challenges with placebo-controlled studies

[] Need for medical education
[] Post-marketing commitments
[] Patient registries / outcome surveys
[] Need for early access programs
[] Charitable access programs
[] Health economics challenges

Shire RandD Expertise

[] Strong links to key opinion leaders
[] Research grants and partnerships
[] Ground-breaking RandD

[] Clinical operations focus on specific challenges to
open
sites in novel therapeutic areas and recruit patients with

rare diseases
[] Early engagement with regulatory authorities
[] Support for investigator-sponsored trials
[] Natural history studies

[] Strong links to patient associations
[] Numerous early access programs
[] Numerous registries / outcome surveys
[] Health economics focus

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Sessions for the Remainder of Today

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Topic

Research Overview and Technology Platforms mRNA,
Protein Replacement, Gene Therapy, Antibody Platforms

Rare Diseases: GI / Metabolic
SHP625 (LUM001), SHP626 (LUM002)

Rare Diseases: Ophthalmics
SHP607 / ROP, SHP630 / BIKAM

Rare Diseases: Complement Biology and Renal / Fibrotic
SHP616 / Cinryze new uses

Rare Diseases: CNS SHP609 / Hunter CNS,
SHP610 / Sanfilippo A, SHP611 / MLD, Armagen

Late-Stage Update
SHP606 / Lifitegrast, BED, SHP465 / ADHD

Speaker

Albert Seymour, Ph.D.

Ciara Kennedy, Ph.D.
David Piccoli, M.D.

Norman Barton, M.D.,
Ph.D.

 Howard Mayer, M.D.

Howard Mayer, M.D.

Howard Mayer, M.D.
Randy Brenner
Joe Tauber, M.D.

Time (EST)

9:25-10:00

10:00-10.45

11:15-11:45

1:15-1:30

1:30-2:00

2:00-2:45

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Research Overview and
Technology Platforms

Albert Seymour, PhD, Head of Research and Nonclinical
Development

Our purpose
We enable people with life-altering conditions to lead
better

[GRAPHIC OMITTED]

Today's RandD Sessions

[GRAPHIC OMITTED]

Topic

Research Overview and Technology Platforms mRNA,
Protein Replacement, Gene Therapy, Antibody Platforms

Rare Diseases: GI / Metabolic
SHP625 (LUM001), SHP626 (LUM002)

Rare Diseases: Ophthalmics
SHP607 / ROP, SHP630 / BIKAM

Rare Diseases: Complement Biology and Renal / Fibrotic
SHP616 / Cinryze new uses

Rare Diseases: CNS SHP609 / Hunter CNS,
SHP610 / Sanfilippo A, SHP611 / MLD, Armagen

Late-Stage Update
SHP606 / Lifitegrast, BED, SHP465 / ADHD

Speaker

Albert Seymour, PhD

Ciara Kennedy, PhD
David Piccoli, MD

Norman Barton, MD, PhD

Howard Mayer, MD

Howard Mayer, MD

Howard Mayer, MD
Randall Brenner
Joe Tauber, MD

Time (EST)

9:25-10:00

10:00-10.45

11:15-11:45

1:15-1:30

1:30-2:00

2:00-2:45

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Rare Diseases Leadership Underpins Multiple TAs

Complement
Biology

[] Firazyr / Cinryze
[] Firazyr ACE-I
[] Cinryze SC
[] Cinryze new uses

Renal /
Fibrotic

[] Maribavir
[] Cinryze AMR
[] IGAN
[] Fibrotech (FSGS)
[] DEB
[] CF

GI /
Metabolic

[] SHP625
[] (ALGS, PSC,
[] PFIC, PBC)
[] HemeA / B
[] UCD

[] SHP626 (NASH)
[] SHP 555

Ophthalmics

[] ROP
[] adRP

[] Lifitegrast

CNS

[] BED
[] SHP465

[] Hunter CNS
[] Sanfilippo A
[] MLD
[] Armagen
[] HTT

Rare Diseases
Leadership

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Genetic-based Drug Discovery and Development

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Drug
Discovery
and Early
Development

Patients
and
Families

[GRAPHIC OMITTED]

Description of
Phenotype and
Unmet Medical
Need

[GRAPHIC OMITTED]

Identification
of Underlying
Genes and
Disease Biology

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Characterizing
Mechanism of
Disease Biology

Genetic

Research

Cycle

[GRAPHIC OMITTED]

Research Model for Delivering the Portfolio in Rare Diseases

TIGEM

BCH

Research ventures

Internal

BD/Alliance

Access to tool
reagents to test

mechanism

Pre-defined
criteria

Data driven

decisions

DEB

HEMB

RP

Hunter CNS

CF

UCD

HTT

1.   Research portfolio built around high confidence targets
     in diseases with significant unmet medical need

2.   Culture of rapid and clear data driven go/no go
     decisions

3.   Efficient and focused team integrating internal and
     external flexible model to deliver early alignment with
     process and clinical development

4.   ~26 active programs with a goal of delivering 3
     programs from research to early development per year
     with a focus on quick to clinical POC

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Identifying Rare Diseases Opportunities

[GRAPHIC OMITTED]

ELICIT PHARMACOLOGY

TARGET ENGAGED

EXPOSURE IN TARGET TISSUE

[GRAPHIC OMITTED]

UNMET MEDICAL NEED

[GRAPHIC OMITTED]

External Innovation is Core to Research

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Early Stage Opportunities
[] Translate existing science into diseases of interest

[] Develop lead assets

[] Build relationships

[GRAPHIC OMITTED]

Co-Investment
[] Externally fund programs and manage
research and develop

[] Create novel investment structures

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Rare Disease Leadership through Innovative Technology
Platforms - Internal and External

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

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DNA, RNA, and Protein Technology Platforms

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Technology platforms

Gene Therapy

MRT

Proteins

Description

[] Therapeutic delivery of
cDNA for gene correction

[] Gene editing

[] Reagent mRNA to test mechanism

[] Therapeutic mRNA

[] Reagent protein constructs

[] Therapeutic delivery of novel
proteins

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Gene Therapy

Transformational Therapy for Monogenic Diseases

[GRAPHIC OMITTED]

Therapeutic delivery of cDNA for gene correction

Reagent mRNA to test mechanism Therapeutic mRNA

Reagent protein constructs Therapeutic delivery of novel
proteins

[GRAPHIC OMITTED]

Shire - Sangamo Collaboration

Goal: Using Zinc Finger Protein (ZFP) Technology as Disease
Therapeutics

Shire innovative approach to address root-cause of
life-threatening diseases

Entry into gene editing therapies

Cross-functional collaboration aimed to deliver multiple
therapeutics

Technology affords exploration of multiple approaches for
disease-modifying therapies

Initial focus on Hemophilia and Huntington Disease

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

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Engineered ZFPs Enables Sequence

Specificity and Function

[GRAPHIC OMITTED]

Gene Therapy

ZFP attached to a functional
domain or nuclease

[] Regulation of target gene expression
(up-regulation or repression)

[] Double strand break in the DNA
(gene disruption or correction)

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Gene Therapy in Albumin

Safe Harbor Locus: Factor VIII and Factor IX

[GRAPHIC OMITTED]

Gene Therapy

DISEASE

[] Rare hereditary disorder in which the ability of
patients' blood to clot is impaired due to impaired FIX or
FVIII
production -- leads to excessive and uncontrolled internal
bleeding, pain and eventual permanent damage to
joints and muscles

[] Epidemiology: 1 / 5000 male births (~8 out of 10
people who have hemophilia have type A)

[] Disease severity: severe, moderate, mild -- dependent on
percentage of FVIII / FIX level in blood, (less than 1%, 1-5%, >5%)

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Systemic Delivery of ZFP Therapeutics([R])

via AAV Vectors

[GRAPHIC OMITTED]

Gene Therapy

ZFN Pair and
Corrective Gene

Homology Corrective Gene Homology

ZFN

ZFN

Nucleic Acids Coding for
ZFNs and Corrective
Gene in AAV Vectors

AAV Vectors

Peripheral IV
Administration

AAV Traffics to Liver
And Permanently
Corrects Gene

Liver Cells Secrete
Corrected Protein

In Vivo
Protein
Replacement
(e.g. Factor IX)

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[GRAPHIC OMITTED]

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Factor IX Gene Therapy Development

Candidate for Hemophilia B: Murine POC

[GRAPHIC OMITTED]

Gene Therapy

Factor 9 Expression Elevated

1500
)
(-1)
1000
 hF.IX (ng ml 500
Plasma
50

25

0

Baseline Week 2

Clotting Time Reduced

100 * *

80

60

aPTT (s) 40

20

0 n . s .

Baseline Week 2 Wild Type

Duration of Expression Beyond 60 Weeks

6000
)
(-1)
 hF.IX (ng/ml 4000
Plasma 2000

0

0 4 8 1230 4050 60

Time (weeks after Injection)

[GRAPHIC OMITTED]

Huntington's Disease: Selective Inhibition

of Disease Causing Mutation

[GRAPHIC OMITTED]

Gene Therapy

DISEASE

[] Huntington's disease is an autosomal dominant
neurodegenerative disease characterized by cognitive,
behavioral and motor dysfunction. It is a progressive
disease initiating typically at mid-life, with an average
death 15 years after onset.

[] Caused by expansion of a CAG nucleotide repeat within
the first exon of the huntington gene causing a
misfolding and pathologic conformation of the huntington
protein

[] Epidemiology: 8 / 100,000 (prevalence)

MECHANISM

[GRAPHIC OMITTED]

Mutant allele
selectively
inhibited

[GRAPHIC OMITTED]

Huntington's Disease Gene Therapy:

Murine POC

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Gene Therapy

CURRENT DATA

61% knock-down of HD mutant allele in
ZFP-treated striata 7 weeks after injection

NS
 [] ***

Normalized Expression

ZFP Mouse R6/2 ZFP
GFP Htt Transgene GFP
qPCR

%GFP 102 39

*** P < 0.001

Reduced clasping
(primary motor phenotype) In HD model

 of showing
Proportion in 30s
clasping
mice

AAV-ZFP
delivery Statistical longitudinal analysis:
Generalized Estimated Equation (GEE)
* GFP vs. ZFP = OR 2.4, p = 0.015

[GRAPHIC OMITTED]

Huntington's Disease Gene Therapy:

Murine POC

[GRAPHIC OMITTED]

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mRNA Therapeutics Platform Overview

[GRAPHIC OMITTED]

MRT

Transformational
Technology

Broad
Applicability

Proof-of-Principle
In Multiple Disease
Models

Scalable Manufacturing
In Place

Other

[] Novel therapeutic -- Messenger RNA designed to enable
the in vivo production of both intracellular
and secreted proteins -- ability to treat diseases that
cannot be addressed with current technologies

[] As patient's own cells produce endogenous protein,
downstream processes
(e.g., glycosylation, protein processing and trafficking)
remain unaffected
[] Unlike gene therapy, does not alter the genome
[] Potent, dose-dependent pharmacology is reversible upon
cessation of treatment in animal models

[] Rapid normalization of clinical biomarkers in liver
disease models
[] Successful delivery of therapeutic protein to lungs
via nebulization in pulmonary model
[] Successful delivery of mRNA in mouse models via
intrathecal, intra-ocular and intra-articular
administration; efficient production of therapeutic
antibodies

[] "Plug-and-play" platform with ability to use same
reagents, same cell-free production process and
same proprietary delivery vehicle -- rapid, cost-effective,
small footprint manufacturing

[] Protected by extensive IP portfolio: 26 patent
families and 70+ pending applications
[] Repeat dosing treatment algorithm -- no need to define
new commercial model
(e.g., gene therapy "one-and-done")

[GRAPHIC OMITTED]

MRT has demonstrated Potential for Broad

Therapeutic Applicability

[GRAPHIC OMITTED]

MRT

Proteins
produced
systemically

4000
(ng/mL)
3500
Serum 3000
 in 2500
Protein
2000
 IX 1500
Factor
1000
Mean 500
0
3h 6h 12h 24h 48h 72h
Time (Post-Administration)

Mean Human EPO Protein in Mouse Serum
(Single IV Injection)
16
(ug/mL) 14
12
Protein
10
 EPO 8
Human 6
4
Mean 2
0
1 2 4 6 8 24 48
Time (h)

GLA Expression In Mouse Serum Over Time
After Treament via GLA MRT

6000

5000

Serum 4000

GLA/mL 3000

ng 2000

1000

0
3 6 12 24 48 72
Time Post-Treatment

Factor IX

OTC

EPO

MRT Technology

CFTR

AGAL

ASS1

Proteins
produced
locally

Mitochondrial

Transmembrane-
Lung

1200
 Total
 1000
protein/mg
800
Protein
 [] 600
encoded
 Cytoplasmic
400
ng

 MRT-[] 200
0

n= 4
per
 group
Time
 (Post-[]Administration)

MRT demonstrated across species:
Mouse, Rat, Rabbit, Pig, Non-human Primate

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MRT CFTR: Development Candidate to Treat Cystic Fibrosis

[GRAPHIC OMITTED]

Autosomal recessive disorder

DF508 is most common mutation (>70% of patient population)

Results in improper folding and mis-trafficking of protein
away from membrane surface

Results in clogging of the airways due to mucus build-up

~60,000 Patients in US and EU

Recent treatments focus on small subset of patients

Significant unmet medical need remains

[GRAPHIC OMITTED]

Pulmonary Delivery: Functional Translation of CFTR MRT In
Vitro and In Vivo in mice

Nanoparticle delivered hCFTR mRNA can be
observed in target epithelial cells in vivo1...

1High magnification (40x) representation of in situ
hybridization analysis of lungs from CFTR KO mice treated
with hCFTR mRNA nanoparticles. hCFTR mRNA is observed in
apical cytoplasm of target epithelial cells within bronchus.
Tissues were harvested 24 hours post-administration.

....and creates functional ion channels in vitro2

2Current-voltage plot comparing chloride ion-generated
current of various treated HEK293T cells 24 hours after
transfection of hCFTR mRNA. The light blue represents cells
that have been transfected with hCFTR mRNA 24 hours prior,
followed by treatment with activator 8-Br-cAMP (4 min prior
to analysis). The dark blue line represents similarly
treated cells which were subjected to further exposure of 10
mM CFTRinh-172. The black line represents untreated HEK 293T cells (untreated).

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Animal Proof-of-Principle for Lung Delivery of CFTR Shows
Broad Biodistribution of Functional Protein

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

IHC in Normal Pig Lung: Anti-hCFTR Antibody

Detection of MRT-Derived hCFTR

[GRAPHIC OMITTED]

MRT

Immunohistochemistry images of one representative pig from
either vehicle
treated (A) or 10 mg human CFTR mRNA dose group (B)

A)

[GRAPHIC OMITTED]

B)

Positive stain

[GRAPHIC OMITTED]

Vehicle

10 mg human CFTR mRNA

[GRAPHIC OMITTED]

Summary of Pulmonary Delivery Results

[GRAPHIC OMITTED]

MRT

[] CFTR MRT offers potential for disease modification in
an area of significant unmet medical need

[] Pulmonary delivery and expression of hCFTR:FFL to the
porcine lung by nebulized mRNA
formulation was demonstrated

[] Tissue regions with expression of Luciferase also
co-expressed hCFTR

[] Luciferase negative regions lacked hCFTR expression

[] Provides evidence that target lung tissue, i.e.
bronchial epithelial cells, expresses hCFTR
following mRNA delivery

[] Tolerance to 5 doses at weekly intervals in pigs
demonstrated

[] No tissue pathology detected

[] No adverse clinical signs observed

[] No increase in liver enzymes or inflammatory cytokines
detected

[] Early development to date has demonstrated:

[] Strong preclinical data package

[] Clear development strategy

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MRT ASS1: Development Candidate to Treat Citrullinemia

[GRAPHIC OMITTED]

Citrullenemia is an autosomal recessive metabolic disorder

Human urea cycle pathway

Due to mutations in argininosuccinate synthetase (ASS1)

~14% of all urea cycle disorders

Results in high levels of plasma ammonia,

leading to lethargy, vomiting, seizures, and failure to
thrive

1: 57,000 live births Expressed in liver and kidney No
disease modifying therapies available

[GRAPHIC OMITTED]

Immunohistochemical (IHC) Detection of

Human ASS1 Protein Encoded by MRT

[GRAPHIC OMITTED]

MRT

Pharmacokinetic profile studied after single dose of MRT

1.0 mg / kg MRT, single dose, IV, WT mice

30 min

12h

72h

3h

24h

1 Week

6h

48h

Untreated

[] IHC staining of MRT-
encoded protein

[] Positive staining in
hepatocytes and
Kupffer cells

[] Widespread distribution
in liver

[] Protein detectable up to
1 week post-dose

[GRAPHIC OMITTED]

Evidence of Efficacy in

Citrullinemia Mouse Model

[GRAPHIC OMITTED]

MRT

Initial efficacy study performed in ASS1 deficiency model;
hypomorphic mutation with ~10% of normal ASS1 activity []
Single dose (1.0 mg / kg) of either ASS1 mRNA loaded LNP or
empty LNP (control) [] Measure plasma ammonia levels pre-
and post-dose [] Compare model with WT levels

Plasma Ammonia Levels Pre- and Post-Treatment with ASS1 MRT

Pre-Dose
Day 16 (24h post dose)

24 hr

Day 22

Day 8
Day 29 (pre-dose)

Day 15 (pre-dose)
Day 30

700.00

 600.00
mol/L) 500.00
[]
 (
3 400.00

 NH 300.00
Plasma
200.00

100.00

0.00
N=6 / group

D0 D15 D29

ASS1 MRT1

Wild Type

Ass1 (fold) (T389I) mutant

[GRAPHIC OMITTED]

Summary of Intravenous MRT

for Urea Cycle Diseases

[GRAPHIC OMITTED]

MRT

[] We have focused initially on urea cycle defects for IV
MRT as they

allow rapid clinical proof-of-concept and compelling market

opportunity

[] Clinical path clarity

[] High unmet need in a sizeable market

[] Clear MRT advantage

[] Mouse model results demonstrate approximately 50-100%
of

normal liver ASS1 and ammonia reduction following MRT

[] Human ASS1 mutational spectrum in Citrullinemia
suggests activity
>10% would be disease-modifying

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mRNA Replacement Therapy (MRT)

MRT for Monogenic Diseases

Therapeutic delivery of cDNA for gene correction

Gene editing

Reagent mRNA to test mechanism Therapeutic mRNA

Reagent protein constructs Therapeutic delivery of novel
proteins

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Novel Therapeutics via Protein Engineering

[GRAPHIC OMITTED]

Proteins

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Human rCollagen 7: Development Candidate to Treat Dystrophic
Epidermolysis Bullosa (DEB)

Rare genetic disease: fragile blistering skin, deformed
limbs, numerous co-morbidities, early death

Mutations in gene encoding Collagen Type VII (C7): DISEASE
autosomal dominant (DDEB) & autosomal recessive

(RDEB)

Aberrant function / absence of C7 at dermal-epidermal
junction affect attachment of epidermis to dermis

~5000 diagnosed patients: 2,000 addressable patients (base
case) with IV protein replacement therapy; all genders

and races affected

No disease modifying treatment available:

only recurrent, symptomatic treatments; painful and costly
disease

IV rC7 as protein replacement therapy will: Reach the lamina densa at dermal-epidermal

surfaces

Incorporate into matrix to normalize function

Correct blistering abnormalities and complications

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

rC7 Forms Anchoring Fibrils Critical for Dermal-Epidermal
Adhesion in Animal Models

C7 forms anchoring fibrils, attachment structures in the
basement membrane zone (BMZ) responsible for adhering the
epidermis to the dermis

Loss-of-function mutations in COL7A1 lead to abnormal,
decreased or absent anchoring fibrils

[GRAPHIC OMITTED]

Recombinant C7 (rC7) incorporates into basement membrane
zone forming anchoring fibrils, reversing separation of
dermal-epidermal junction in animal models

Tissue Distribution of Shire Collagen 7

[GRAPHIC OMITTED]

Shire Collagen 7 was Distributed to the Proper Location
within the Dermal-Epidermal Junction in Multiple Tissues in
Mouse Models

Control WT Shire CHO-C7

Mice Treated with a Single Injection of

Recombinant Collagen 7 Lived Longer

Shire Collagen 7 Reversed

Dermal-Epidermal Separation in a

Dose-Dependent Manner in Mouse Models

[GRAPHIC OMITTED]

Research Model for Delivering the Portfolio in Rare Diseases

TIGEM

BCH

Research ventures

Internal

BD/Alliance

Access to tool
reagents to test

mechanism

Pre-defined
criteria

Data driven

decisions

DEB

/HEMB

/RP

/Hunter CNS

/CF

/UCD

/HTT

1. Research portfolio built around high confidence targets
in diseases with significant unmet medical need

2. Culture of rapid and clear data driven go/no go decisions

3. Efficient and focused team integrating internal and
external flexible model to deliver early alignment with
process and clinical development

4. ~26 active programs with a goal of delivering 3 programs
from research to early development per year with a focus on
quick to clinical POC

[GRAPHIC OMITTED]

Rare Diseases:
GI / Metabolic

Ciara Kennedy, PhD, MBA -- Head of Cholestatic Liver
Disease
David Piccoli, MD -- Chief of Gastroenterology, Hepatology
and Nutrition, Children's
Hospital Of Philadelphia

Our purpose
We enable people with life-altering conditions to lead
better lives.

[GRAPHIC OMITTED]

Today's RandD sessions

[GRAPHIC OMITTED]

Topic

Research Overview and Technology Platforms mRNA,
Protein Replacement, Gene Therapy, Antibody Platforms

Rare Diseases: GI / Metabolic
SHP625 (LUM001), SHP626 (LUM002)

Rare Diseases: Ophthalmics
SHP607 / ROP, SHP630 / BIKAM

Rare Diseases: Complement Biology and Renal / Fibrotic
SHP616 / Cinryze new uses

Rare Diseases: CNS SHP609 / Hunter CNS,
SHP610 / Sanfilippo A, SHP611 / MLD, Armagen

Late-Stage Update
SHP606 / Lifitegrast, BED, SHP465 / ADHD

Speaker

Albert Seymour, PhD

Ciara Kennedy, PhD
David Piccoli, MD

Norman Barton, MD, PhD

 Howard Mayer, MD

Howard Mayer, MD

Howard Mayer, MD
Randall Brenner
Joe Tauber, MD

Time (EST)

9:25-10:00

10:00-10.45

11:15-11:45

1:15-1:30

1:30-2:00

2:00-2:45

[GRAPHIC OMITTED]

Multiple Rare Diseases Programs in GI / Metabolic

Complement
Biology

[] Firazyr / Cinryze
[] Firazyr ACE-I
[] Cinryze SC
[] Cinryze new uses

Renal /
Fibrotic

[] Maribavir
[] Cinryze AMR
[] IGAN
[] Fibrotech (FSGS)
[] DEB
[] CF

GI /
Metabolic

[] SHP625
(ALGS, PSC,
PFIC, PBC)
[] HemeA / B
[] UCD

[] SHP626 (NASH)
[] SHP 555

Ophthalmics

[] ROP
[] adRP

[] Lifitegrast

CNS

[] BED
[] SHP465

[] Hunter CNS
[] Sanfilippo A
[] MLD
[] Armagen
[] HTT

Rare Diseases
Leadership

[GRAPHIC OMITTED]

Multiple Rare Diseases Programs in GI / Metabolic

[GRAPHIC OMITTED]

The Role of Bile Acids

[GRAPHIC OMITTED]

[] Bile acids are synthesized in the liver from
cholesterol

[] Recovered from GI tract via the apical sodium bile
acids transporter (ASBT) and returned to liver

[] Facilitate digestion and absorption of dietary fats
and
fat-soluble vitamins

[] Regulate lipid and glucose metabolism

[] Excess bile acids are associated with
liver damage and pruritus

[] ASBT inhibition:

[] Reduces serum bile acid levels

[] Decreases serum and hepatic cholesterol

[] Lowers plasma glucose

[] Reduces insulin resistance

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SHP625 (LUM001): Cholestatic Liver Disease

[GRAPHIC OMITTED]

    Preclinical

         26
      Research

      Programs

       SHP619
Duchenne's Muscular
      Dystrophy

     TH / GCH1
      Gene Pod

  Parkinson's Subset

       SHP608
 Dystrophic E.Bullosa

       SHP614
   IgA Nephropathy

      Armagen
     Hunter CNS

       SHP630 adRP

       SHP624

       Phase 1

       SHP611
         MLD (Ph 1/2)

       SHP616
    (Cinryze SC)

   HAE Prophylaxis

       SHP622
  Friedreich's Ataxia

   SHP627 (FT011)
   Focal Segmental

  Glomerulosclerosis

  SHP616 (Cinryze)
Paroxysmal Nocturnal
    Hemoglobinuria

  SHP616 (Cinryze)
  Acute Neuromyelitis

        Optica

  SHP626 (LUM002)
    Non-Alcoholic

    Steatohepatitis

                  Phase 2
       SHP602             SHP616 (Cinryze)
   Iron overload           Acute Antibody
  (clinical hold)        Mediated Rejection
       SHP610              SHP625 (LUM001)
                           Primary Biliary
    Sanfilippo A
                              Cirrhosis

       SHP609              SHP625 (LUM001)
                        Progressive Familial
     Hunter CNS
                            Intrahepatic
                             Cholestasis

       SHP607              SHP625 (LUM001)
 Prevention of ROP        Alagille Syndrome
 SHP620 (Maribavir)        SHP625 (LUM001)
 CMV in transplant       Primary Sclerosing
      patients               Cholangitis

    LDX (Japan)
       ADHD

     Phase 3

       Firazyr
    ACE inhibitor-induced AE

      Firazyr

       (Japan) HAE

 SHP616 (Cinryze) (Japan)

  HAE Prophylaxis

    SHP555 (US)
Chronic Constipation

  INTUNIV (Japan)
       ADHD

      SHP606
    (Lifitegrast)

   Dry eye disease

      SHP465
       ADHD

   Registration

 XAGRID(R) (Japan)
 Thrombocythaemia
(Approved 3Q  2014)

   VPRIV (Japan)
       Gaucher

 (Approved 3Q 2014)

   INTUNIV(R) (EU)
        ADHD

        LDX

        BED

Complement Biology      GI / Metabolic
Renal / Transplant      CNS
                        Rare Diseases
Ophthalmics             Leadership

[GRAPHIC OMITTED]

SHP625 (LUM001): Novel Therapy with

Potential to Address Four Rare Hepatic Conditions

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

Significant unmet need

Alagille Syndrome (ALGS)

[] Present at 3 months
[] Markedly elevated bile acids and cholesterol
[] Very intense pruritus
[] No approved therapy
[] ~13% bile diversion surgery, 21-31% liver transplant
[] ~25K prevalence in U.S. / EU

Progressive Familial Intrahepatic
Cholestasis (PFIC)

[] Present at 3-6 months
[] Very intense pruritus
[] No approved therapy
[] ~35% bile diversion surgery, ~50% liver transplant
[] Without surgery, fatal by 2nd decade
[] ~13K prevalence in U.S. / EU

Primary Biliary Cirrhosis (PBC)

[] >40 years old, 90% female
[] ~50% of patients respond to approved therapy (UDCA(*))

[] Intense pruritus
[] Slow progression
[] ~275K prevalence U.S. / EU

Primary Sclerosing Cholangitis (PSC)

[] Mean age at diagnosis: 40 years, 70% Male
[] Intense pruritus
[] No approved therapy
[] Aggressive, life expectancy 8-10 years from diagnosis

[] ~60K prevalence in U.S. / EU

* Ursodeoxycholic acid (UDCA)

Pediatric

Adult

[GRAPHIC OMITTED]

Cholestatic Pruritus: Not Simply Itching

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

[GRAPHIC OMITTED]

John would sleep about
20-40 min at a time, then he
would be up with us holding
him for 1-2 hours itching.
This was all night long.
-- Robin (Mother of
2 children with PFIC)

[GRAPHIC OMITTED]

Xanthomathosis

Manifestation of Elevated Cholesterol

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

[GRAPHIC OMITTED]

In severe cases xanthomas can be "disfiguring" causing
distortion of the face or extremities, and "disabling"
interfering with function (such as hand use or ability to
walk)

[GRAPHIC OMITTED]

Management of Cholestatic Liver Disease

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

[] Limited options for pharmaceutical management of
cholestasis

[] UDCA only approved for treatment of PBC

[] Bile acid resins can reduce pruritus in some patients

[] Rifampicin may alleviate pruritus in some cases

[] In a 15 year retrospective review of Alagille syndrome
patients from Kings College London; <20% of
patients experience relief of pruritus following treatment
with UDCA and with cholestyramine:

Treatment Effect

None -- Some

Good -- Very Good

Adverse Effects

UDCA

Frequency
(n = 40)

32

8

3

Percentage
(%)

80

20

7.5

Cholestyramine

Frequency
(n = 18)

15

3

6

Percentage
(%)

83.4

16.7

33.3

[] Many patients resort to invasive interventions to
manage disease

Kronsten, JPGN (2013); 149-154

Reduction of Serum Bile Acid Levels Associated With

Pruritus Control in a Patient with PFIC

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

Serum Bile Salt Concentration and Degree of Itch in a PFIC
Patient Over a 4-year Course

4+
Itch O

Naso-duodenal Cholecystectomy
drainage tube

SBS Accidental removal of
cholecystectomy tube
I-lM

Whitington, Gastroenterology 1988

Age (Years)

[GRAPHIC OMITTED]

Lowering Bile Acids Results in

Significant Clinical Benefits

Removing bile acids through surgical intervention:

Reduces serum bile acids

Improves biochemical markers of liver disease Rapidly
reduces itching Slows disease progression

Disfiguring and associated with serious complications

ALGS
After
Before Surgery(1)                      Surgery(1)
Bile Acids ((proportional to)mol/L)           115   28
Bilirubin (mg/dL)                             2.4  1.6
Itching (0 no scratching-                       4    1
4 cutaneous mutilation)

PFIC
Before Surgery(2) After Surgery(2)
Bile Acids ((proportional to)mol/L)           337   11
Bilirubin (mg/dL)                             2.4  1.5
Itching (0-4)                                   3    1

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Treatment of Severe Pruritus in Patients With Cholestasis
With Extracorporeal Albumin Dialysis (PBC, PSC, ALGS)

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

Molecular adsorbent
recirculating system
(MARS) reduces serum
bile acid levels and
controls pruritus

[] 20 patients (12 females), mean age: 51 [] 3.4 years
with
chronic cholestatic liver disease or chronic liver-graft
rejection

[] Pruritus assessed with VAS before and after MARS,
and 30 days thereafter

[] Liver tests, including total bilirubin, ALP, GGT and
total bile
acid levels were determined

(r =-0.82, p<0.001)

[GRAPHIC OMITTED]

Pares A. Journal of Hepatology 2010

Animal Models of Cholestasis

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

Partial bile duct ligation (pBDL)

[] Mimics the paucity of bile ducts or narrowing of bile
ducts
observed in clinical cases of cholestasis

MDR2 knockout mouse model

[] Model for PFIC3 (MDR2 deficiency)

[] Primary sclerosing cholangitis (PSC)

[GRAPHIC OMITTED]

SHP265 (LUM001) Increased Total Fecal Bile Acid Excretion
10 Days of Treatment in Rat Model of Cholestasis

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

100 P<0.0001

P<0.0001
80

60
mol/24 hr) 40
[]
(
Total Fecal Bile Acids 20

0
Sham Vehicle SHP625 LUM001 - .3 mg/kg LU LUM001 01
(0.3 mg/kg) (10 mg/kg)

LUM001 causes a 4.8 - and 5.9 -fold increase in total FBA
after 10 days treatment with 0.3 and 10 mg/kg/d,
respectively

Data Presented at AASLD

[GRAPHIC OMITTED]

SHP625 (LUM001) Improved Biochemical Markers of
Liver Damage pBDL Rat Cholestasis Model

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

Total Serum Bile Acids
500

mol/L 400
[] 300
SBA - 200 P=0.055

100
P=0.012
0

g-Glutamyl Transpeptidase

16

12
P=0.103
GGT -- IU/L 8

4
P=0.022
0

Total Bilirubin

16

12
dL
Total Bilirubin -- mg/ 8 P=0.103
4
P=0.022
0

Alkaline Phosphatase

10

8

6
ALP -- IU/L 4
2
P=0.033
P=0.032
0

Sham n=5
Vehicle n=4
LUM001-- 0.3 mg/kg n=3
LUM001-- 10 mg/kg n=3

Aspartate Aminotransferase

400

300

200
AST -- IU/L P=0.034
100 P=0.018

0

P value: LUM001-treated vs. Vehicle Group

Alanine Aminotransferase
400

300
ALT -- IU/L 200
100 P=0.149
 P=0.021

0

Data Presented at AASLD

[GRAPHIC OMITTED]

SHP625 (LUM001) Reduced Liver Injury
pBDL Rat Cholestasis Model

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

Vehicle

[GRAPHIC OMITTED]

Moderate bile duct epithelial cell proliferation (arrow),
cell necrosis and inflammatory cell infiltration
(arrowhead)

LUM001 (10 mg/kg)

[GRAPHIC OMITTED]

Normal  bile  duct  morphology  within the portal region with minimal epithelial cell proliferation

[GRAPHIC OMITTED]

Data Presented at AASLD

Animal Models of Cholestasis

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

Partial bile duct ligation (pBDL)

[] Mimics the paucity of bile ducts or narrowing of bile
ducts
observed in clinical cases of cholestasis

MDR2 knockout mouse model

[] Model for PFIC3 (MDR2 deficiency)

[] Primary sclerosing cholangitis (PSC)

[GRAPHIC OMITTED]

ASBTi* Promoted Fecal Bile Acid Losses and Reduced Serum
Bile Acid Levels in MDR2-/- Model

*ASBTi used is SC-435, a research analogue of LUM001 Data
Presented at AASLD

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

ASBTi* Blocked Wasting and Attenuated Hepatocellular Injury
and Cholestasis in MRD2-/- Model

[GRAPHIC OMITTED]

*ASBTi used is SC-435, a research analogue of LUM001

Data Presented at AASLD

[GRAPHIC OMITTED]

SHP625 (LUM001): Safety Profile

Z           SHP625 (LUM001)
           Cholestatic Liver
                Disease

/ SHP625 (LUM001) was designed to be minimally absorbed

/ Extensive non-clinical data package with good safety
margins

/ Experience in over 1,400 human subjects in 12 clinical
studies

/ Most common AEs in completed studies were gastrointestinal in nature; 1 possibly related SAE

[GRAPHIC OMITTED]

SHP625 (LUM001): Increased Fecal Bile Acids Excretion Z and
Lowered Serum Bile Acids in Clinical Trials

/ SHP625 (LUM001) once daily dosing for 28 days in healthy
volunteers (n=167)

/ Data are shown as the mean (mmol/24 hours) for fecal bile
acids and mean AUC(0-15 hr) (mmol/ 24 hours) for serum bile
acids / AUC, or area under the curve, is a measure of drug
concentration in the blood

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Development Program Covers Multiple Indications

Indication
PEDIATRIC

ALGS

-----------------
PFIC

ADULT

PBC

-----------------
PSC
-----------------

Trial, Stage and Design

IMAGO: Phase 2, registration 13 week

double blind, placebo-controlled study

IMAGINE-I: Phase 2, long term 72 week extension study ITCH:
Phase 2, registration 13 week double blind,
placebo-controlled study

IMAGINE-II: Phase 2, long term 48 week extension study
ICONIC: Phase 2, 48 week open label study with randomized
drug withdrawal period

---------------------------------------------------------------
 INDIGO: Phase 2, 72 week open label study with interim
efficacy analysis at week 13

CLARITY: Phase 2, 13 week double blind, placebo-controlled
study in combination with UDCA

CASCADE: Phase 2, 2 year open label extension study
---------------------------------------------------------------
 CAMEO: Phase 2, 14 week open label study
-------------------------------------------------------------------

# of Patients

Enrollment

Complete

18 24

24 30

24

Enrollment Complete

60 20

     Trial                              Target
    Location       Initiation         Completion

       UK            Q3 2013            H1 2015

       UK            Q4 2013            H2 2016
     US/CA           Q2 2014            H2 2015

     US/CA           Q3 2014            H2 2016
     EU/CA/          Q2 2014            H1 2016
      AUS

-------------------------------------------------------
   US/UK/EU /        Q1 2014            H2 2016
      AUS

     US/CA/UK         Q3 2013           H1 2015

     US/CA/UK         Q1 2014           H2 2017
-------------------------------------------------------
        US            Q1 2014           H1 2015
-------------------------------------------------------

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

SHP625 (LUM001): Summary

[GRAPHIC OMITTED]

SHP625 (LUM001)
Cholestatic Liver
Disease

[] SHP625 (LUM001) is a highly potent and selective,
minimally-

absorbed ASBT inhibitor

[] Orphan drug designation for ALGS, PFIC, PBC, PSC in US
and EU

[] Parallel development in all 4 high unmet need
indications

[] Data from Phase 2 studies in first half of 2015

[] Phase 3 studies in PBC and PSC will be required for
approval

[] Plan to file NDA/MAA for pediatric indications
(ALGS/PFIC) using

Phase 2 registration studies in the first half of 2016

[GRAPHIC OMITTED]

SHP626 (LUM002):
Non-Alcoholic Steatohepatitis (NASH)

Preclinical

26
Research
Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod
Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630
adRP

SHP624
Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Phase 1

SHP611
MLD
(Ph 1/2)

SHP616
(Cinryze SC)
HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental
Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis
Optica

SHP626 (LUM002)
Non-Alcoholic
Steatohepatitis

Phase 2

Phase 3

Registration

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

NASH -- A Growing Problem

[GRAPHIC OMITTED]

SHP626 (LUM002)
Non-Alcoholic
Steatohepatitis

Disease Overview

[] Non-alcoholic Fatty Liver Disease (NAFLD) is the
hepatic manifestation of metabolic
syndrome; NAFLD affects ~27% of adults in U.S. / EU

[] Non-Alcoholic Steatohepatitis (NASH) is the
progressive form of NAFLD characterized
by accumulation of fat, fibrous tissue, inflammation and
damage to the liver;

characteristics resemble those of alcoholic steatohepatitis

[] Underlying cause of NASH-associated liver injury is
not fully known; strong association
with obesity, Type 2 diabetes, high cholesterol and
triglycerides

[] ~10% of the NAFLD population has NASH (1)

[] Estimated ~6 million individuals in the U.S. have NASH
and ~600K have NASH-related cirrhosis

[] NASH projected to surpass Hepatitis C and alcoholic
liver disease to become leading cause for liver
transplant by 2020

[] Despite increasing incidence of nonalcoholic fatty
liver disease (NAFLD) and NASH,

there are no treatments currently approved for these common
liver disorders

(1) National Digestive Diseases Information Clearinghouse

Rationale for SHP626 (LUM002) in NASH

[GRAPHIC OMITTED]

SHP626 (LUM002)
Non-Alcoholic
Steatohepatitis

Lipid Lowering

[] Blocking bile acid reabsorption decreases level of
bile acids returning to the liver via the
enterohepatic circulation

[] Stimulating bile acid synthesis from cholesterol

[] Reduction of hepatic cholesterol reduces oxidative
stress
[] Preclinical data demonstrates reduction of serum and
hepatic LDL-cholesterol

[] Clinical data demonstrates reduction of serum
LDL-cholesterol in healthy volunteers

Regulation of Metabolic Function

[] Blocking bile acid reabsorption increases colonic bile
acids levels

[] Bile acids have a signaling function in the intestine,
liver and other tissues that is
mediated by receptors including TGR5; these signaling
pathways have key functions
in regulating insulin homeostasis

[] Preclinical data supports improved metabolic function

[] Clinical data shows that SHP626 (LUM002) reduced
fasting glucose levels, and suggested improvements in
glucose homeostasis

SHP626 (LUM002) Demonstrated Efficacy in Cholesterol-fed
Hamsters; Reducing Serum LDL and Hepatic Cholesterol Levels

SHP626 (LUM002) lowered Serum LDL and Hepatic
Cholesterol in Cholesterol-fed hamsters after 3 weeks
Normal chow group received standard chow, control
group and all other groups a cholesterol-enriched diet
(0.1%, w/w) [n = 6]
Mean  SEM, (1) p less than 0.05 normal chow versus control, (2)
p less than 0.05 versus control
LDL-Cholesterol Liver Cholesterol

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

SHP626 (LUM002) Demonstrated Reduction in Plasma
Glucose and HbA1c in ZDF Rats
[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

SHP626 (LUM002) Treatment Lowered LDL Cholesterol After 14
Days Oral Administration in Healthy Subjects

[GRAPHIC OMITTED]

SHP626 (LUM002)
Non-Alcoholic
Steatohepatitis

Data expressed as percent change from the baseline value
(Day -1)

LUM002 50 mg PIB

Subjects (n=12) were dosed once daily with SHP626 (LUM002)
(50 mg/kg) for 14 days and followed for an additional 7-day
period after the termination of dosing

[GRAPHIC OMITTED]

SHP626 (LUM002) Increased Fecal Bile Acid Levels in

Healthy Volunteers, as Well as in T2DM(1) Patients

[GRAPHIC OMITTED]

SHP626 (LUM002)
Non-Alcoholic
Steatohepatitis

Total fecal bile acids days 26-28 [48 hrs] in T2DM patients
(mean [] SD)

Healthy Volunteers T2DM
(n-=48) (n=11)
3000
 []

2500
 []
 hrs) 2000
 []
(umol/24
1500
 []

1000
 []
Total Fecal Bile Acids 500
 [] [] 2.2X [] 1.7X [] 2.0X
[] 3.2X [] 8.1X

0
 []

0 mg 0.5 mg 1 mg 5 mg 10 mg 0 10 mg

SHP626
 (LUM002)
 Dose
(1) Type 2 diabetes mellitus

Pre-specified analysis *P [] 0.05, ** P []0.01 vs. placebo

[GRAPHIC OMITTED]

SHP626 (LUM002) Showed Statistically Significant Reduction
in
Fasting Blood Glucose Levels at Day 14 and Day 28 in T2DM
Patients

[GRAPHIC OMITTED]

SHP626 (LUM002)
Non-Alcoholic
Steatohepatitis

Fasting blood glucose, absolute change from baseline
(Day-1) SHP626 (LUM002) in
T2DM patients (n=11) (mean [] SD)

Fasting
 from (mmol/L)
Change

 Glucose
Absolute on Day -1
Baseline

Placebo
SHP626 (LUM002) (10 mg/day)

Pre-specified analysis *P [] 0.05, ** P []0.01 vs. placebo

[GRAPHIC OMITTED]

SHP626 (LUM002): Safety Profile

[GRAPHIC OMITTED]

SHP626 (LUM002)
Non-Alcoholic
Steatohepatitis

[] SHP626 (LUM002) is minimally absorbed

[] Single and multiple ascending dose and food effect
studies complete (n = 153)

[] 28 day study in T2DM patients (n = 11)

[] Adverse events were mostly mild GI events

[] The total rate of AEs decreased following first 2
weeks of treatment

60
Weeks 1 and 2
 of GI AEs 40 Weeks 3 and 4
Incidence 20

0
Placebo 0.5 mg/ 1 mg/day 5 mg/day 10 mg/ Placebo 10 mg/
day day (T2DM) day
(T2DM)

[GRAPHIC OMITTED]

SHP626 (LUM002): Summary

[GRAPHIC OMITTED]

SHP626 (LUM002)
Non-Alcoholic
Steatohepatitis

[] Highly potent and selective, minimally absorbed ASBT
inhibitor

[] Safety:

[] Adverse events were mostly mild GI events

[] No clinically significant elevations in lipids or
triglycerides

[] Phase 1 data supports:

[] Increased fecal bile acid excretion

[] Lowering of LDL

[] Reduction in fasting blood glucose and trends towards
insulin sensitivity in T2DM

[] Phase 2 NASH study in planning:

[] 52-week double-blind, randomized, placebo-controlled
study

[] Endpoints include: biopsy, biochemical markers, and
imaging

[GRAPHIC OMITTED]

Upcoming GI / Metabolic Rare Diseases Milestones

[GRAPHIC OMITTED]

Registration and Phase 4
Phase 3

Phase 2

Phase 1/2

SHP611
MLD Phase 1/2
head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

SHP606 Lifitegrast
NDA Filing

SHP625 (LUM001)
PSC
Phase 2 head line data

SHP607
ROP Phase 2
head line data

SHP606 Lifitegrast
Launch(2)

SHP609
Phase 2/3 head
line data

20152015

VYVANSE
BED Launch(2)

SHP620 Maribavir
Phase 2 head
line data

SHP625 (LUM001)
PBC
Phase 2 head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

2016

SHP625 (LUM001) (1)
PFIC
Phase 2 head line data

SHP610
Phase 2B head
line data

Notes
(1)[] Interim 625 PFIC INDIGO data expected Q2 2015.
(2)[] Subject to regulatory approval.

[GRAPHIC OMITTED]

Break

Our purpose
We enable people with life-altering conditions to lead
better

[GRAPHIC OMITTED]

Rare Diseases

Ophthalmics

Norman Barton, M.D., PhD, Global Development Team Leader

Our purpose
We enable people with life-altering conditions to lead
better lives.

[GRAPHIC OMITTED]

Today's RandD Sessions

[GRAPHIC OMITTED]

Topic

Research Overview and Technology Platforms mRNA,
Protein Replacement, Gene Therapy, Antibody Platforms

Rare Diseases: GI / Metabolic
SHP625 (LUM001), SHP626 (LUM002)

Rare Diseases: Ophthalmics
SHP607 / ROP, SHP630 / BIKAM

Rare Diseases: Complement Biology and Renal / Fibrotic
SHP616 / Cinryze new uses

Rare Diseases: CNS SHP609 / Hunter CNS,
SHP610 / Sanfilippo A, SHP611 / MLD, Armagen

Late-Stage Update
SHP606 / Lifitegrast, BED, SHP465 / ADHD

Speaker

Albert Seymour, Ph.D

Ciara Kennedy, Ph.D
David Piccoli, M.D.

Norman Barton, M.D.,
Ph.D

 Howard Mayer, M.D.

Howard Mayer, M.D.

Howard Mayer, M.D.
Randy Brenner
Joe Tauber, M.D.

Time (EST)

9:25-10:00

10:00-10.45

11:15-11:45

1:15-1:30

1:30-2:00

2:00-2:45

[GRAPHIC OMITTED]

Rare Diseases Programs in Ophthalmics

Rare Diseases
Leadership

Complement
Biology

[] Firazyr / Cinryze
[] Firazyr ACE-I
[] Cinryze SC
[] Cinryze new uses

Renal /
Fibrotic

[] Maribavir
[] Cinryze AMR
[] IGAN
[] Fibrotech (FSGS)
[] DEB
[] CF

GI /
Metabolic

[] SHP625
[] (ALGS, PSC,
[] PFIC, PBC)
[] HemeA / B
[] UCD

[] SHP626 (NASH)
[] SHP 555

Ophthalmics

[] ROP
[] adRP

[] Lifitegrast

CNS

[] BED
[] SHP465

[] Hunter CNS
[] Sanfilippo A
[] MLD
[] Armagen
[] HTT

[GRAPHIC OMITTED]

SHP607: Prevention of Retinopathy of Prematurity (ROP)
IGF-1 / IGFBP3

[GRAPHIC OMITTED]

Preclinical

26
Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624

Phase 1

SHP611
  MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

Phase 2

SHP602
SHP616 (Cinryze)

Iron overload
Acute Antibody

(clinical hold)
Mediated Rejection

SHP610
SHP625 (LUM001)

Primary Biliary

Sanfilippo A

Cirrhosis

SHP609
SHP625 (LUM001)

Progressive Familial

Hunter CNS

Intrahepatic Cholestasis

SHP607
SHP625 (LUM001)

Prevention of ROP
Alagille Syndrome

SHP620 (Maribavir)
SHP625 (LUM001)

CMV in transplant
Primary Sclerosing

patients
Cholangitis

LDX (Japan)
ADHD

Phase 3

Firazyr
ACE inhibitor-induced AE

Firazyr

(Japan) HAE

SHP616 (Cinryze) (Japan)

HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

Registration

XAGRID(r) (Japan)
Thrombocythaemia
(Approved 3Q  2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(r) (EU)
ADHD

Vyvanse

BED

Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Complement Biology
GI / Metabolic
Renal / Transplant
CNS
Ophthalmics
Rare Diseases Leadership

[GRAPHIC OMITTED]

Prevention of Retinopathy of Prematurity (ROP)

[GRAPHIC OMITTED]

SHP607
Prevention of ROP

Patients

Product

Progress

Potential

[] ~30K patients < 28 weeks gestational age (GA) in the
US and
a similar number in the EU per year

[] Surgery is currently only widely recognized treatment
option

[] IGF-1 protein replacement therapy administered
preventatively
by continuous IV infusion beginning within the first 24-48
hours
of life

[] Delivered until endogenous production of IGF-1 begins
at
~30 weeks GA

[] Phase 2 studies ongoing with headline data expected 2H
2015

[] Dose selection completed

[] Significant opportunity to treat a serious unmet need

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Retinopathy of Prematurity (ROP):

Extent of Disease (Stages)

[GRAPHIC OMITTED]

SHP607
Prevention of ROP

ROP STAGES

[GRAPHIC OMITTED]

Stage 1
Demarcation line

[GRAPHIC OMITTED]

Stage 2
Demarcation ridge

[GRAPHIC OMITTED]

Stage 3
Neovascularization

[GRAPHIC OMITTED]

Stage 4
Subtotal retinal
detachment

[GRAPHIC OMITTED]

Stage 5
Total retinal
detachment

[GRAPHIC OMITTED]

ROP Images

Z
SHP607

Prevention of ROP

Premature Retina with ROP
Mature Healthy Retina
(34 Weeks PMA /Birth at 28 Weeks GA)
(40 Week Term Infant)

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Compelling Pre-clinical Evidence

[GRAPHIC OMITTED]

SHP607
Prevention of ROP

[] Retinal vascularization is inhibited
in IGF-1 KO mice despite the

presence of other growth factors
(VEGF)

[] IGF-1 supplementation preserves

retinal vasculature in oxygen
induced retinopathy model

[] IGF-1 receptor blockade in mice
prevents retinal vascularization

despite the presence of IGF-1

IGF-I -/- mouse

[GRAPHIC OMITTED]

WT mouse

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Intra-uterine IGF-1 Levels and the Correlation Between

ROP and Serum IGF-1 Levels in Premature Infants

[GRAPHIC OMITTED]

SHP607
Prevention of ROP

[GRAPHIC OMITTED]

Retinopathy of Prematurity (ROP)

IGF-1 and VEGF Roles in Development

[GRAPHIC OMITTED]

SHP607
Prevention of ROP

In utero
Normal vessel growth

IGF-1 nl
VEGF nl

Premature birth
Vessel growth stops

IGF-1 nl
( VEGF)

IGF-1

Maturing retina
Hypoxia

Slow IGF-1
VEGF

Retinal
neovascularization

 IGF-1 to "threshold"
VEGF

NI vessel growth in retina
VEGF
Resolution of ROP

VEGF
Proliferative retinopathy
Retinal detachment

VEGF
IGF-1

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Phase II Trial Design

[GRAPHIC OMITTED]

SHP607
Prevention of ROP

A Phase II, Open-Label, Multicenter, Dose Evaluation Study
to Determine Safety and
Efficacy of rhIGF-1 / rhIGFBP-3 in Premature Infants
(Sections A, B, and C)

COMPLETED

Section A  with MPA------------
N=5
GA 26+0 -- 27+6 Consultation
Lund

COMPLETED

Section B
N=5
 GA 24+2 -- 27+2
Randomization
Lund  with MPA------------
Consultation

Controls
N=3
GA 23+3 -- 27+4
Lund -----------

COMPLETED

Section C
N=4
 GA 23+0 -- 27+6
Randomization
Lund and Karolinska

SECTION
D

Controls
N=7
GA 23+0 -- 27+6
Lund and Karolinska

Trial designed in phased sections -- sections A, B and C
completed by Premacure

[] 24 patients included in Sections A, B and C

[] Dosing per individualized algorithm and intense serum
IGF-1 monitoring

[GRAPHIC OMITTED]

Results: Phase 1 and Phase 2 Sections A, B and C

[] Number of exposures

[] Phase 1: 5 active

[] Phase 2: Sections A, B and C: 9 active and 10 SOC
controls

[] Results

[] Elimination is rapid (T[] < 1hour); IGF-1/IGFBP-3
placement requires
continuous IV infusion

[] Average administered dose (~100 []g/kg/day) was
insufficient to
achieve physiologic replacement (range: 21-124 []g/kg/day)

[] No safety signals

[] Fewer total days of NICU care required for active
treatment vs SOC

[] One SOC control required laser treatment for ROP; none
in the active

treatment group

[GRAPHIC OMITTED]

Simulated IGF-1 Levels Versus Dose

Superimposed on Normal in Utero Levels

[GRAPHIC OMITTED]

SHP607
Prevention of ROP

Dose of
[] 250 ug/kg/24h
is necessary to
achieve
therapeutic target

Next Steps: Ongoing Phase II in ROP

[GRAPHIC OMITTED]

SHP607
Prevention of ROP

A Phase II, Open-Label, Multicenter, Dose Evaluation Study
to Determine Safety and Efficacy
rhIGF-1 / rhIGFBP-3 in Premature Infants (Section D)

[] Randomized, treated versus standard of care control,
assessor-masked trial

[] Extremely pre-term infants (23 weeks -- 27 weeks + 6
days GA) included in trial

[] Standardized dose developed: continuous IV infusion
(250[]g/kg/24hrs) of rhIGF-1/rhIGFBP

[] Primary endpoint: maximum severity of ROP stage across
all retinal examinations
(assessed at 40 weeks corrected gestational age)

[] Key secondary endpoint: time to discharge from
neonatal intensive care

[] Additional secondary endpoints: incidence of BPD at 36
weeks PMA and brain
volume by MRI at 40 weeks term equivalent

[] 120 patients at 15-20 sites across Europe, US and
Canada

[] MOH approval in UK, Sweden, Italy, Netherlands,
Poland, Canada;
US IND accepted Nov 17, 2014 and fast track designation
granted in December

Headline data expected 2H2015

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SHP630: Autosomal Dominant Retinitis Pigmentosa (adRP)

Preclinical

Phase 1

Phase 2 Phase 3

Registration

26
Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624

SHP611
  MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

SHP602
SHP616 (Cinryze)

Iron overload
Acute Antibody

(clinical hold)
Mediated Rejection

SHP610
SHP625 (LUM001)

Primary Biliary

Sanfilippo A

Cirrhosis

SHP609
SHP625 (LUM001)

Progressive Familial

Hunter CNS

Intrahepatic Cholestasis

SHP607
SHP625 (LUM001)

Prevention of ROP
Alagille Syndrome

SHP620 (Maribavir)
SHP625 (LUM001)

CMV in transplant
Primary Sclerosing

patients
Cholangitis

LDX (Japan)
ADHD

Firazyr
ACE inhibitor-induced AE

Firazyr

(Japan) HAE

SHP616 (Cinryze) (Japan)

HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

XAGRID(r) (Japan)
Thrombocythaemia
(Approved 3Q  2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(r) (EU)
ADHD

Vyvanse

BED

Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Complement Biology
GI / Metabolic
Renal / Transplant
CNS
Ophthalmics
Rare Diseases Leadership

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Autosomal Dominant Retinitis Pigmentosa (adRP)

[GRAPHIC OMITTED]

SHP630
adRP

The Disease

Prevalence and
Gene
Mutations

Diagnosis

Treatment
Strategy

[] adRP is an orphan genetic disease of the eye
characterized by
onset of night blindness in late childhood or adolescence
followed
by progressive loss of peripheral vision

[] Most patients meet legal criteria for blindness
between 40 and 70

[] Genetically heterogeneous with several disease causing
genes;
mutations in the opsin gene are a frequent cause of adRP

[] ~ 75,000 patients with adRP worldwide

[] ~ 15,000 carry a Class II mutation (mis-folded opsin)

[] P23H, T17M, R135W account for 75% of Class II opsin
mutations

[] Retinal specialist (fundoscopic exam, visual field
testing,
electroretinogram and optical coherence tomography)

[] Genotype provides confirmation of diagnosis

[] No approved treatments for adRP

[] SHP630 is designed to stabilize misfolded opsin,
facilitate trafficking
to the cell membrane and restore function

[GRAPHIC OMITTED]

Opsin is Critical for Rod Photoreceptor Function

Z
SHP630

adRP

Opsin binds to cis-retinal in membrane discs located in rod outer segment (ROS); opsin comprises 90% of all ROS protein

Binding of opsin to cis-retinal is the first step in the visual cycle

Class II mutations in opsin lead to reduced protein in ROS, leading to loss of ROS followed by rod photoreceptor cell death

SHP630 is an orally available, non-retinal small molecule chaperone designed to facilitate opsin trafficking to the correct cellular location

[GRAPHIC OMITTED]

SHP630 is Designed to Preserve Rod Photoreceptor Structure and Function

[GRAPHIC OMITTED]

Upcoming Anticipated Ophthalmics Rare Diseases Milestones

[GRAPHIC OMITTED]

Registration and Phase 4
Phase 3

Phase 2

Phase 1/2

SHP611
MLD Phase 1/2
head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

SHP606 Lifitegrast
NDA Filing

SHP625 (LUM001)
PSC
Phase 2 head line data

SHP607
ROP Phase 2
head line data

SHP606 Lifitegrast
Launch(2)

SHP609
Phase 2/3 head
line data

20152015

VYVANSE
BED Launch(2)

SHP620 Maribavir
Phase 2 head
line data

SHP625 (LUM001)
PBC
Phase 2 head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

SHP625 (LUM001) (1)
PFIC
Phase 2 head line data

SHP610
Phase 2B head
line data

Notes
(1)[] Interim 625 PFIC INDIGO data expected Q2 2015.
(2)[] Subject to regulatory approval.

[GRAPHIC OMITTED]

Question and Answer

Our purpose
We enable people with life-altering conditions to lead
better

[GRAPHIC OMITTED]

Lunch

Our purpose
We enable people with life-altering conditions to lead
better

[GRAPHIC OMITTED]

Rare Diseases

Complement Biology and Renal / Fibrotic

CINRYZE([R]) New Uses[]

[] Howard Mayer, M.D., Head of Clinical Development

Our purpose
We enable people with life-altering conditions to lead

[GRAPHIC OMITTED]

Today's RandD Sessions

[GRAPHIC OMITTED]

Topic

Research Overview and Technology Platforms mRNA,
Protein Replacement, Gene Therapy, Antibody Platforms

Rare Diseases: GI / Metabolic
SHP625 (LUM001), SHP626 (LUM002)

Rare Diseases: Ophthalmology
SHP607 / ROP, SHP630 / BIKAM

Rare Diseases: Complement Biology and Renal / Fibrotic
SHP616 / Cinryze new uses

Rare Diseases: CNS SHP609 / Hunter CNS,
SHP610 / Sanfilippo A, SHP611 / MLD, Armagen

Late-Stage Update
SHP606 / Lifitegrast, BED, SHP465 / ADHD

Speaker

Albert Seymour, Ph.D.

Ciara Kennedy, Ph.D.
David Piccoli, M.D.

Norman Barton, M.D.,
Ph.D.

 Howard Mayer, M.D.

Howard Mayer, M.D.

Howard Mayer, M.D.
Randy Brenner
Joe Tauber, M.D.

Time (EST)

9:25-10:00

10:00-10.45

11:15-11:45

1:15-1:30

1:30-2:00

2:00-2:45

[GRAPHIC OMITTED]

Cinryze New Use Programs in Complement and Renal

Rare Diseases
Leadership

Complement
Biology

[] Firazyr / Cinryze
[] Firazyr ACE-I
[] Cinryze SC
[] Cinryze new uses

Renal /
Fibrotic

[] Maribavir
[] Cinryze AMR
[] IGAN
[] Fibrotech (FSGS)
[] DEB
[] CF

GI /
Metabolic

[] SHP625
[] (ALGS, PSC,
[] PFIC, PBC)
[] HemeA / B
[] UCD

[] SHP626 (NASH)
[] SHP 555

Ophthalmics

[] ROP
[] adRP

[] Lifitegrast

CNS

[] BED
[] SHP465

[] Hunter CNS
[] Sanfilippo A
[] MLD
[] Armagen
[] HTT

[GRAPHIC OMITTED]

CINRYZE (C1 INH):

Regulator of Inflammatory Cascades

[] Member of serine proteinase inhibitors ("serpins")

[] Heavily glycosylated 478 amino acid protein

[] Regulates several inflammatory cascades

[] Contact system: inhibition of factor XIIa and
kallikrein

[] Complement: inhibition of C1s, C1r and MASPs

[] Amplification loop of coagulation: inhibition of
factor XIa

[] Inhibition of Factor VII activating protease (FSAP)

[] Physiological role: to mitigate the pro-inflammatory
phase

of the acute phase response

[] Doubling of plasma concentrations later in acute phase
reaction

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

CINRYZE Reduces Frequency of HAE Attacks by Regulating

Contact Inflammatory Pathway Preventing Excess Bradykinin

[GRAPHIC OMITTED]

Triggering Event
(toxins, injury, inflammation, ischemia, infection)

Prekallikrein

Factor XIIa

Kallikrein

HMWK Bradykinin

HAE
Deficiency of C1-INH

Vascular permeability, vasodilation, pain

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Normal Condition

[GRAPHIC OMITTED]

Mild/Moderate

[GRAPHIC OMITTED]

Severe

[GRAPHIC OMITTED]

Very Severe

[GRAPHIC OMITTED]

CINRYZE (C1 INH) Also Has Inhibitory Activity On All

Three Complement Inflammatory Pathways*

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

SHP616 (Cinryze): Acute Neuromyelitis Optica

Preclinical

Phase 1

Phase 2 Phase 3

Registration

26
Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624

SHP611
  MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

SHP602
SHP616 (Cinryze)

Iron overload
Acute Antibody

(clinical hold)
Mediated Rejection

SHP610
SHP625 (LUM001)

Primary Biliary

Sanfilippo A

Cirrhosis

SHP609
SHP625 (LUM001)

Progressive Familial

Hunter CNS

Intrahepatic Cholestasis

SHP607
SHP625 (LUM001)

Prevention of ROP
Alagille Syndrome

SHP620 (Maribavir)
SHP625 (LUM001)

CMV in transplant
Primary Sclerosing

patients
Cholangitis

LDX (Japan)
ADHD

Firazyr
ACE inhibitor-induced AE

Firazyr

(Japan) HAE

SHP616 (Cinryze) (Japan)

HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

XAGRID(r) (Japan)
Thrombocythaemia
(Approved 3Q  2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(r) (EU)
ADHD

Vyvanse

BED

Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Complement Biology
GI / Metabolic
Renal / Transplant
CNS
Ophthalmics
Rare Diseases Leadership

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Neuromyelitis Optica (NMO)

[GRAPHIC OMITTED]

SHP616 (Cinryze)
 Acute Neuromyelitis
Optica

[] Inflammatory disease of the CNS that selectively
attacks the optic nerve and spinal cord

[] NMO disability accumulates through relapses; even a
single relapse can have severe clinical consequence

[] Prevalence: 1 -- 3 / 100,000

[] Associated with circulating IgG auto-antibodies
against the
astrocyte water channel protein aquaporin-4 (AQP4)
"NMO-IgG"

[] Results in antibody-mediated classical complement
activation

[] No approved treatment

[] Steroids and plasmapheresis for acute attacks

[] Immunosuppressants for prevention

Wingerchuk D. AAN Continuum. 2010

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

NMO Pilot Clinical Study Design

[GRAPHIC OMITTED]

SHP616 (Cinryze)
 Acute Neuromyelitis
Optica

Study enrolled between January -- August 2013

N = 10 patients with NMO / NMOSD

Dosing
Regimen

Outcomes

Top Line
Results

[] CINRYZE 2000 units/day on days 1-3 at onset of acute
NMO attack
[] Added on to 'standard of care': IV Solumedrol

[] Primary: safety/tolerability
[] Secondary: effectiveness as measured by EDSS

[] No SAEs reported
[] Generally well tolerated; no patients discontinued
from study
[] AE profile c/w known product profile

*Expanded Disability Status Scale quantifies disability
across eight functional systems with an overall score
ranging from 0 (normal) to 10
(death). Scores above 5 indicate impaired ambulation.

Levy M,Mealy MA. Purified human C1-esterase inhibitor is
safe in acute relapses of neuromyelitis optica. Neurol
Neuroimmunol

Neuroinflammation vol 1 no.1 Published online April 24,2014

[GRAPHIC OMITTED]

NMO Pilot Clinical Study Results

[GRAPHIC OMITTED]

SHP616 (Cinryze)
 Acute Neuromyelitis
Optica

Expanded disability scale score (EDSS)
P(1)=0.016 P(1)=0.0142
10

9

8

7

6

5

4

3

2

1

0
Baseline Actual Post- 30-day
attack hospitali- follow-up
zation

Data suggest that C1
INH may be effective to
limit neurologic
damage and clinical
disability from acute
relapses:

[] Majority of patients
returned to their
pre-attack level of
neurologic function

[] Only 2 patients required
plasmapheresis
(historical rate of about
40 -- 50%)

Clinical
Development
next steps

Meet with FDA in
1Q2015 to agree on
the design of a Phase
2/3 placebo controlled
trial in patients with
acute NMO relapses

*Expanded Disability Status Scale quantifies disability
across eight functional systems with an overall score
ranging from 0 (normal) to 10 (death). Scores above 5
indicate impaired ambulation.

Levy M,Mealy MA. Purified human C1-esterase inhibitor is
safe in acute relapses of neuromyelitis optica. Neurol
Neuroimmunol Neuroinflammation vol 1 no.1 Published online
April 24,2014

[GRAPHIC OMITTED]

SHP616 (Cinryze): Antibody-Mediated Rejection

(AMR) in Kidney Transplantation

Preclinical

Phase 1

Phase 2
Phase 3

Registration

26
Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624

SHP611
  MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

SHP602
SHP616 (Cinryze)

Iron overload
Acute Antibody

(clinical hold)
Mediated Rejection

SHP610
SHP625 (LUM001)

Primary Biliary

Sanfilippo A

Cirrhosis

SHP609
SHP625 (LUM001)

Progressive Familial

Hunter CNS

Intrahepatic Cholestasis

SHP607
SHP625 (LUM001)

Prevention of ROP
Alagille Syndrome

SHP620 (Maribavir)
SHP625 (LUM001)

CMV in transplant
Primary Sclerosing

patients
Cholangitis

LDX (Japan)
ADHD

Firazyr
ACE inhibitor-induced AE

Firazyr

(Japan) HAE

SHP616 (Cinryze) (Japan)

HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

XAGRID(r) (Japan)
Thrombocythaemia
(Approved 3Q  2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(r) (EU)
ADHD

Vyvanse

BED

Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Complement Biology
GI / Metabolic
Renal / Transplant
CNS
Ophthalmics
Rare Diseases Leadership

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Antibody-Mediated Rejection (AMR)

in Kidney Transplantation

[GRAPHIC OMITTED]

SHP616 (Cinryze)
Acute Antibody
Mediated Rejection

[] Kidney transplant patients with donor specific
antibody (DSA) have worse outcomes
because of the high rate of AMR and resultant transplant
glomerulopathy (tg)

[] Patients with tg have a lower graft survival at one
year (67% vs 97%; p<0.001)

[] Loss of graft = poor quality of life, significant
costs related to dialysis and related complications of
renal failure

[] 6,000 US patients have willing live donor but are DSA+
and do not get transplanted

[] Acute AMR affects ~2,500 in US and EU5

[] 2.5% of standard transplants; >25% of DSA+ patients

[] No approved treatments for AMR and current treatments
not sufficient

[] 50% fail standard of care (Plasmapheresis and IVIG)

Sharif et al. Transplantation 2014;97: 541-547, Montgomery
RA. Am J Transpl 2010;10: 449-457, Bentall et al. Am J
Transpl 2013;13: 76-85, Haririan et al. Am J Transpl 2009;9:
2758-2767.

[GRAPHIC OMITTED]

Antibody-Mediated Rejection in Kidney

Transplantation Phase 2 Study Design

[GRAPHIC OMITTED]

SHP616 (Cinryze)
Acute Antibody
Mediated Rejection

Double-blind, randomized, placebo-controlled, multicenter
Phase 2 study of acute AMR in kidney
transplant patients with donor specific antibody

18 patients enrolled [CINRYZE (n=9); Placebo (n=9)]

Dosing
Regimen

Objectives

Top Line
Results

[] CINRYZE 20,000 Units IV over 13 days
(5,000 U bolus followed by 2,500 U on Days 3, 5, 7, 9, 11,
13)

[] Placebo: IV 0.9% sodium chloride solution for infusion
administered on
Days 1, 3, 5, 7, 9, 11, and 13

[] Add on to standard of care: IVIG and / or
plasmapheresis

[] Safety, PK, Clinical Effect

[] No discontinuations, study drug-related SAEs or deaths

[] CINRYZE-treated subjects achieved higher exposure of
C1 INH functional activity
on Day 13, with baseline-corrected steady-state Cmax and
AUClast for functional
activity ranging from 3.7 - to 8.8 -fold higher than
placebo subjects

[] No difference in renal histopathological outcome 7
days after last dose

Antibody-Mediated Rejection in Kidney

Transplantation Phase 2 Study Results (1/2)

SHP616 (Cinryze)
Acute Antibody

Mediated Rejection

Renal function (mean by cohort), measured as mean change in Creatinine Clearance (mL/min)

20

15

Mean change
in Creatinine   10

Clearance mL/min

5

C1 INH
0

Placebo

Base-
Day
Day
Day
Day
Day
Day

line
3
5
7
9
11
13

Montgomery R, et al. Am J Transplant. 2014; 14(S3):129-130. In:
Supplement: 2014 World Transplant Congress Abstracts, 26-31 July, 2014;

San Francisco, CA. Abstract 2252.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Transplant Glomerulopathy (tg) Seen in 3/7 PBO

Patients and 0/7 CINRYZE Patients at 6 Months

[GRAPHIC OMITTED]

SHP616 (Cinryze)
Acute Antibody
Mediated Rejection

[GRAPHIC OMITTED]

normal

CINRYZE
subject

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

tg

Placebo
subject

[GRAPHIC OMITTED]

WBC(2):
inflammation

Multilayered
GBM (1)

Chronic rejection
= new onset
transplant
glomerulopathy
(tg),
a clinically
accepted surrogate
for accelerated
loss of a kidney
allograft

(1) GBM refers to the glomerular basement membrane

(2) White Blood Cells

[GRAPHIC OMITTED]

Study Results (2/2): tg May be Related to Lower

C1 INH Antigen Levels During Therapy for AMR

[GRAPHIC OMITTED]

SHP616 (Cinryze)
Acute Antibody
Mediated Rejection

Patients developing post-transplantation glomerulopathy in
the placebo
arm had no C1 INH level above baseline

Placebo
Patient N[]

C1 INH concentration
(mg/dL)

C1 INH
Patient N[]

C1 INH concentration
(mg/dL)

[] None of the
patients who
received C1
INH had post-
transplant
glomerulopathy

[] This suggests
that C1 INH
may reduce the
risks of AMR

Clinical Development
Next Steps

[] Positive EOP2
feedback from FDA on
the use of the
accelerated approval
pathway based on tg,
with longer term
confirmatory clinical
data in the same study

[] Pivotal registrational
trial to start in 2015

Montgomery R, et al. Am J Transplant. 2014; 14(S3):129-130.
In: Supplement: 2014 World Transplant Congress Abstracts,
26-31 July, 2014;

San Francisco, CA. Abstract 2252.

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SHP616 (Cinryze):
Paroxysmal Nocturnal Hemoglobinuria

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Paroxysmal Nocturnal Hemoglobinuria (PNH)

[GRAPHIC OMITTED]

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

[] Clonal hematopoietic stem cell disorder

[] Worldwide prevalence estimated at 1-5 cases / million

[] Hemolytic anemia, bone marrow failure, thrombosis

[] Acquired mutation of PIG-A gene

[] PIG-A required for GPI--anchored protein biosynthesis

[] CD55 inhibits C3 convertase

[] CD59 blocks membrane attack complex (MAC) formation

[] PNH cells have deficiency or absence of both CD 55/59

[] Eculizumab is an FDA-approved monoclonal antibody vs
C5 protein that compensates for
CD59  deficiency  and reduces intravascular hemolysis and thrombosis risk in PNH patients

[] Eculizumab does not compensate for CD55 deficiency
which may result

in extravascular hemolysis and persistent anemia

DeZern AE et al, Exp Hematol 2014;42:857-861
Brodsky RA, Blood 2014;124:2804-2811

[GRAPHIC OMITTED]

PNH ex vivo Study Design

[GRAPHIC OMITTED]

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

Sera from 6 PNH patients with type III proportion >5%

All patients had been treated with eculizumab

Clinical criteria for hemolysis noted at time of sampling

Study
Design

[] PNH Erythrocytes were incubated with 25% acidified
human serum
with or without CINRYZE

[] Part A -- optical density by spectrophotometry at 415
nm was used
to calculate the percentage PNH RBC lysis

[] Part B -- Flow cytometry was used to analyze
deposition of C3
activation fragments on intact and lysed PNH erythrocytes
(ghosts)

DeZern AE et al, Exp Hematol 2014;42:857-861

[GRAPHIC OMITTED]

PNH ex vivo Study Results

SHP616 (Cinryze)

Paroxysmal Nocturnal

Hemoglobinuria

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

PNH ex vivo Study Results

SHP616 (Cinryze)

Paroxysmal Nocturnal

Hemoglobinuria

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Next Steps for CINRYZE([R]) New Uses Programs

Acute
Neuromyelitis
Optica

Acute Antibody
Mediated
Rejection

Paroxysmal
Nocturnal
Hemoglobinuria

[] Meet with FDA in 1Q2015 on the design of a Phase
2/3 trial in patients with acute NMO relapses

[] Positive feedback from FDA on accelerated approval
pathway based on transplant glomerulopathy

[] Pivotal registrational trial to start in 2015

[] IND planned 1H 2015

[] Dose ranging safety/PK study planned for 2015

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Rare Diseases:
CNS[]

 Howard Mayer, M.D., Head of Clinical Development

Our purpose
We enable people with life-altering conditions to lead
better

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Today's RandD Sessions

[GRAPHIC OMITTED]

Research Overview and Technology Platforms mRNA,
Protein Replacement, Gene Therapy, Antibody Platforms

Rare Diseases: GI / Metabolic
SHP625 (LUM001), SHP626 (LUM002)

Rare Diseases: Ophthalmology
SHP607 / ROP, SHP630 / BIKAM

Rare Diseases: Complement Biology and Renal / Fibrotic
SHP616 / Cinryze new uses

Rare Diseases: CNS SHP609 / Hunter CNS,
SHP610 / Sanfilippo A, SHP611 / MLD, Armagen

Late-Stage Update
SHP606 / Lifitegrast, BED, SHP465 / ADHD

Albert Seymour, Ph.D.

Ciara Kennedy, Ph.D.
David Piccoli, M.D.

Norman Barton, M.D.,
Ph.D.

 Howard Mayer, M.D.

Howard Mayer, M.D.

Howard Mayer, M.D.
Randy Brenner
Joe Tauber, M.D.

9:25-10:00

10:00-10.45

11:15-11:45

1:15-1:30

1:30-2:00

2:00-2:45

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Multiple Rare Diseases Programs in CNS

Rare Diseases
Leadership

Complement
Biology

[] Firazyr / Cinryze
[] Firazyr ACE-I
[] Cinryze SC
[] Cinryze new uses

Renal /
Fibrotic

[] Maribavir
[] Cinryze AMR
[] IGAN
[] Fibrotech (FSGS)
[] DEB
[] CF

GI /
Metabolic

[] SHP625
[] (ALGS, PSC,
[] PFIC, PBC)
[] HemeA / B
[] UCD

[] SHP626 (NASH)
[] SHP 555

Ophthalmics

[] ROP
[] adRP

[] Lifitegrast

CNS

[] BED
[] SHP465

[] Hunter CNS
[] Sanfilippo A
[] MLD
[] Armagen
[] HTT

[GRAPHIC OMITTED]

CNS Involvement by Lysosomal Storage Diseases (LSDs)

[GRAPHIC OMITTED]

Significant or severe No or minimal CNS
CNS involvement involvement
(~ 54%) (~ 46%)

Meikle et al., JAMA 1999

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Intrathecal Drug Delivery Device (IDDD)

[GRAPHIC OMITTED]

[] To circumvent the Blood Brain Barrier, recombinant
enzymes are administered into the subarachnoid
space, via a transcutaneously accessible indwelling
intrathecal drug delivery device (IDDD)

[] Soph-A-Port([R]) Mini S is an implantable access

system designed to provide repeated access to
the intrathecal space for drug delivery

[] It is CE marked in Europe and approved for
investigational use in the US

[] It is currently being used in Shire's Hunter-IT,

Sanfilippo A and MLD clinical development programs

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SHP609: Hunter Syndrome (MPS II)
Recombinant human idursulfase-IT

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[GRAPHIC OMITTED]

Mucopolysaccharidosis II -- Hunter Syndrome

[GRAPHIC OMITTED]

SHP609
Hunter CNS

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

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A series of photographs showing the progression of the
characteristic facial features of Hunter syndrome. The ages
of the boy from left to right are 6 months and 5, 9 and 30
years.

[] Extremely rare X-linked lysosomal storage disease

[] Incidence ~ 1 in 170,000 male births

[] Absence or deficient activity of the lysosomal enzyme

iduronate-2-sulfatase (I2S)

[] Diagnosis typically at 2-6 years, prompted
by typical appearance (coarse facial features),
organomegaly or developmental delays

[] Multiple physical issues caused by deposits of
glycosaminoglycans in the soft tissues of upper respiratory

tract, joints, heart, liver and spleen

[] 2/3 of patients experience progressive developmental
delay and cognitive decline, usually leading to death
in the teenage years

[] Idursulfase (ELAPRASE) is an intravenous enzyme
replacement therapy which addresses some of the
somatic issues but does not address the cognitive issues

Muenzer et al., Pediatrics 2009; Martin et al., 2008

Spectrum of Disease in Hunter Syndrome

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SHP609
Hunter CNS

Attenuated

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[] Insidious onset

[] Normal intelligence

[] Variable life expectancy

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[] Onset by 2 to 4 years of age

[] Impaired intelligence

[] Life expectancy 10 to 15 years

Severe

Uptake of Labeled Iduronate-2-Sulfatase (I2S) in
Cynomolgus Monkey After Intrathecal and ICV(1) Delivery

[GRAPHIC OMITTED]

SHP609
Hunter CNS

In vivo distribution of 124I -labeled I2S (3 mg/animal) in
cynomolgus monkeys by PET

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Distribution of I2S administered through the lumbar (left)
and ICV (right) catheters 30 minutes after the
administration as demonstrated by a projection PET image
(sum of all slices). Relative linear color scale.

The distribution of I2S in the brain at 0.5, 2.5, 5 and 24
hours after lumbar administration; PET image, 1.2 mm slice
through the corpus callosum region in the plane parallel to
the occipital bone. The color scale is calibrated in mg/ml
of I2S.

1 Intracerebroventricular

Papisov et al., PLOS 2012

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Phase 1/2:

Multiple-dose Dose-escalation Study in MPS II

[GRAPHIC OMITTED]

SHP609
Hunter CNS

[] Study drug was idursulfase-IT, a formulation of
recombinant iduronate-2-sulfatase that is different from
that used for
IV idursulfase treatment

[] Four patients per treatment arm (n=16)

Treatment Arms

Inclusion Criteria

Primary Endpoint

Secondary Endpoint

Exploratory Efficacy
Endpoints

[] 10, 30 and 1 mg of idursulfase-IT and no-treatment
[] Administered via IDDD or lumbar puncture
[] Dosed monthly for 6 months
[] All patients received weekly IV idursulfase 0.5 mg/kg
IV

[] Ages 3 to18 years
[] Cognitive impairment due to MPS II (GCA [] 77)
[] History of tolerating weekly IV idursulfase 0.5 mg/kg
for at least 6 months

[] Safety and tolerability of ascending doses of
idursulfase-IT

[] Change From Baseline in CSF Glycosaminoglycans [GAGs]
at 6 months

[] Cognitive / adaptive behavioral testing at 0 and 6
months
[] Differential Abilities Scale-II (DAS-II)
[] Preferred method in the study and can be performed
with cognitively impaired children
[] Yields the General Conceptual Ability (GCA), which is
constructed like an IQ

[] All eligible patients rolled over into an extension
trial, currently there are 14 patients in the extension
trial

MPSII: Effect of Idursulfase-IT Administration

on Biomarkers in a Phase I-II Study and Extension

[GRAPHIC OMITTED]

SHP609
Hunter CNS

Note: Time 0 is the phase [] (HGT-HIT-045) randomization
date for treated patients in HGT-HIT-045 and is the date of
receipt of the informed consent form for the extension
study (HGT-HIT-046) from untreated patients in HGT-HIT-045.
Week 3 is the date of the first dose of idursulfase-IT. CSF, cerebrospinal fluid; GAG, glycosaminoglycan; IT,
intrathecal.

[GRAPHIC OMITTED]

Investigational Intrathecal Enzyme Replacement Therapy for
the Severe Form of Hunter Syndrome (Mucopolysaccharidosis
II) Joseph Muenzer et al., poster 172, LDN 2014

MPSII: Effect of Idursulfase-IT on Cognitive

Performance in a Phase I-II Study and Extension

[GRAPHIC OMITTED]

SHP609
Hunter CNS

[] At Month 9, Patient 9 was switched from 1 mg
idursulfase-IT monthly in the phase [] trial to 10mg
monthly in the extension study. Note: Time 0 is the phase
[] (HGT-HIT-045) randomization date for treated patients in
HGT-HIT-045 and is the date of receipt of the informed
consent form for the extension study (HGT-HIT-046) from
untreated patients in HFT-HIT-045. Week 3 is the date of the the first dose of idursulfase-IT.

DAS-II, Differential Ability Scales-Second Edition; GCA,
general conceptual ability; IT, intrathecal.

[GRAPHIC OMITTED]

Investigational Intrathecal Enzyme Replacement Therapy for
the Severe Form of Hunter Syndrome (Mucopolysaccharidosis
II) Joseph Muenzer et al., poster 172, LDN 2014

MPSII: Effect of Idursulfase-IT on Cognitive

Performance in Mild-Moderate Impaired Patients

[GRAPHIC OMITTED]

SHP609
Hunter CNS

94 (BL 74)

62 (SC/BL 70/69)

57 (SC/BL 59/63)

[] At Month 9, Patient 9 was switched from 1 mg
idursulfase-IT monthly in the phase [] trial to 10mg
monthly in the extension study. Note: Time 0 is the phase
[] (HGT-HIT-045) randomization date for treated patients in
HGT-HIT-045 and is the date of receipt of the informed
consent form for the extension study (HGT-HIT-046) from
untreated patients in HFT-HIT-045. Week 3 is the date of the the first dose of idursulfase-IT.

DAS-II, Differential Ability Scales-Second Edition; GCA,
general conceptual ability; IT, intrathecal.

[GRAPHIC OMITTED]

Investigational Intrathecal Enzyme Replacement Therapy for
the Severe Form of Hunter Syndrome (Mucopolysaccharidosis
II) Joseph Muenzer et al., poster 172, LDN 2014

Hunter-IT Current Phase II/III Pivotal Study
Actively Enrolling, Headline Data Expected Mid 2016*

[GRAPHIC OMITTED]

SHP609
Hunter CNS

Phase II-III (094 study)

[] Multicenter, international, randomized,
assessor-blinded

[] 42 patients, to be randomized 2:1 (28 treated, 14
untreated)

Inclusion Criteria

Dosage

Primary Endpoint

Key Secondary
Endpoint

[] Ages 3 to18 years
[] Hunter Syndrome and mild to moderate cognitive
impairment
(between 85 and 55 GCA as measured by DAS-II)

[] 12 monthly doses via IDDD
[] Dose level of idursulfase-IT - 10 mg

[] Change in General Conceptual Ability (GCA) obtained by
the Differential Abilities
Scale (DAS-II)

[] Independent / adaptive function, measured by Vineland
Adaptive Behavior Scales
(VABS)

* Subject to enrollment timelines and interactions with
Regulatory Authorities

SHP610: SANFILIPPO A (MPS IIIA)

Preclinical

Phase 1

Phase 2 Phase 3

Registration

26
Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624

SHP611
  MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

SHP602
SHP616 (Cinryze)

Iron overload
Acute Antibody

(clinical hold)
Mediated Rejection

SHP610
SHP625 (LUM001)

Primary Biliary

Sanfilippo A

Cirrhosis

SHP609
SHP625 (LUM001)

Progressive Familial

Hunter CNS

Intrahepatic Cholestasis

SHP607
SHP625 (LUM001)

Prevention of ROP
Alagille Syndrome

SHP620 (Maribavir)
SHP625 (LUM001)

CMV in transplant
Primary Sclerosing

patients
Cholangitis

LDX (Japan)
ADHD

Firazyr
ACE inhibitor-induced AE

Firazyr

(Japan) HAE

SHP616 (Cinryze) (Japan)

HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

XAGRID(r) (Japan)
Thrombocythaemia
(Approved 3Q  2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(r) (EU)
ADHD

Vyvanse

BED

Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Complement Biology
GI / Metabolic
Renal / Transplant
CNS
Ophthalmics
Rare Diseases Leadership

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

MPSIIIA Disease Overview

[GRAPHIC OMITTED]

SHP610
Sanfilippo A

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[] Autosomal recessive lysosomal storage disease:
mutations in SGSH, encoding heparan N sulfatase (HNS)

[] Live birth incidence ~ 1 in 100,000

[] Enzyme defect causes accumulation of heparan sulfate

[] Clinical features are overwhelmingly neurological

[] Normal early infancy

[] Developmental delays often first manifestations

[] Severe behavioral disturbances are a prominent feature
of middle childhood
[] Progressive dementia leads to a "quiet phase" of
withdrawal and developmental regression

[] Survival to late teens / early 20s

[] Primary accumulation of the glycosaminoglycan (GAG)
heparan sulfate triggers poorly understood
pathological cascade with primarily CNS manifestations

Wijburg, Acta Pediatrica 2013

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Phase 1/2 Study with Once-Monthly IT-rHNS

[GRAPHIC OMITTED]

SHP610
Sanfilippo A

Pharmacodynamic Analysis Revealed Dose-dependent
Suppression of CSF GAG* in MPS IIIA

[] Pharmacodynamic data
demonstrated in vivo biological
activity and provide basis for
Phase IIB dose selection

[] Safety results

[] No deaths

[] No discontinuations

[] No SAEs related to
investigational drug

*GAG: glycosaminoglycans

Wijburg et al. Am Coll Med Human Genetics Meeting 2013,
poster 392

[GRAPHIC OMITTED]

SanA Phase IIB Study Focusing on Patient Population

Believed Most Likely to Benefit from IT rhHNS

[GRAPHIC OMITTED]

SHP610
Sanfilippo A

1 0 0
t
n
tie
o
u
Q
l DQ = 60
ta
n
e 5 0
m
p
lo
e
v
e
D

0
0 1 0 0 2 0 0 3 0 0

A g e ( M o n t h s )

10mg monthly
45 mg monthy
90 mg monthly
Natural History

Phase IIB entry criteria: Age [] 48 months, DQ [] 60

[] No children in Phase I/II (SAN-055) met these criteria
vs 8/25 in Natural history study

[] Median decline in DQ: 23 points in 12 months among the
8/25 patients
in Natural history study

[GRAPHIC OMITTED]

SHP610: Phase IIb Proof-of-Concept Study
Actively Enrolling, Headline Data Expected Mid 2016*

[GRAPHIC OMITTED]

SHP610
Sanfilippo A

[] A randomized, open-label, parallel group, controlled,
multicenter study

[] 45 mg rHNS-IT administered either every 2 weeks (Q2W)
or every 4 weeks (Q4W) via
an IDDD, versus no treatment -- 6 patients per group

Primary
Objective

To assess the potential clinical efficacy of rHNS
administered via a surgically implanted IDDD in patients
with MPS IIIA. Efficacy will be measured as the number of
patients with no more than 10 point loss over 12 months as
measured by the Bayley Scales of Infant and Toddler
Development, 3rd Edition (BSID-III).

* Subject to enrollment timelines and interactions with
Regulatory Authorities

[GRAPHIC OMITTED]

SHP611: METACHROMATIC LEUKODYSTROPHY (MLD)

Recombinant human arylsulfatase A (rhASA)

Preclinical

Phase 1

Phase 2 Phase 3

Registration

26
Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624

SHP611
  MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

SHP602
SHP616 (Cinryze)

Iron overload
Acute Antibody

(clinical hold)
Mediated Rejection

SHP610
SHP625 (LUM001)

Primary Biliary

Sanfilippo A

Cirrhosis

SHP609
SHP625 (LUM001)

Progressive Familial

Hunter CNS

Intrahepatic Cholestasis

SHP607
SHP625 (LUM001)

Prevention of ROP
Alagille Syndrome

SHP620 (Maribavir)
SHP625 (LUM001)

CMV in transplant
Primary Sclerosing

patients
Cholangitis

LDX (Japan)
ADHD

Firazyr
ACE inhibitor-induced AE

Firazyr

(Japan) HAE

SHP616 (Cinryze) (Japan)

HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

XAGRID(r) (Japan)
Thrombocythaemia
(Approved 3Q  2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(r) (EU)
ADHD

Vyvanse

BED

Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Complement Biology
GI / Metabolic
Renal / Transplant
CNS
Ophthalmics
Rare Diseases Leadership

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Metachromatic Leukodystrophy:

Disease Overview

[GRAPHIC OMITTED]

SHP611
MLD

Manifestations of MLD

[] MLD results from deficiency of the
lysosomal enzyme arylsulfatase-A

[] Arylsulfatase-A breaks down sulfatides and
accumulation causes nerve demyelination

Disease Summary

[] An inherited leukodystrophy

[] Inheritance is autosomal recessive

[] Birth incidence 1 in 100,000

[] Three different phenotypic presentations classified
by age of onset: late-infantile, juvenile, and adult

[] Motor weakness and cognitive loss the most
prominent symptoms

[] Uniformly fatal; earlier onset correlates
with more rapid decline

[] Management focused on palliative care

[] No treatments currently available

[] Significant negative impact on patients and
caregiver quality of life

[] High economic costs

[GRAPHIC OMITTED]

Haberlandt et al., Eur. J. Ped Neuro 2009

Distribution and PK of (124)l-labeled ARSA

[GRAPHIC OMITTED]

SHP611
MLD

In vivo Distribution and PK of (124)l-labeled ARSA (6 mg)
at t=1hr Post-dose in
Cynomolgus Monkeys by PET / CT Imaging

(124)I-labeled rhASA
IT-L dose = 6 mg

1 hr post-dose

Image courtesy of Papisov group at MGH

SHP611: Phase I/II Dose Escalation Study with rASA
Fully Enrolled (1), Headline Data Expected Mid 2015

[GRAPHIC OMITTED]

SHP611
MLD

[] Dose escalation study to evaluate safety of 3 doses
administered EOW

[] Study duration is 40 weeks

[] 18 patients have been enrolled in 3 dosing cohorts
(10, 30, 100 mg every other week)

Primary Objective

Secondary
Objectives

Key Inclusion
Criteria

Key Exclusion
Criteria

[] Safety of ascending doses in children

[] Clinical activity on gross motor function
[] Effects on other key clinical signs and symptoms

[] On serum / CSF pharmacokinetics

[] Appearance of first symptoms at or before 30 months of
age
[] Able to walk at the time of screening

[] Neurological signs must be present at screening

[] History of bone marrow transplantation

(1) All But 1 Eligible Patient In Extension Study
* Subject to enrollment timelines and interactions with
Regulatory Authorities

AGT-182: HUNTER SYNDROME

Preclinical

Phase 1

Phase 2 Phase 3

Registration

26
Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624

SHP611
  MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

SHP602
SHP616 (Cinryze)

Iron overload
Acute Antibody

(clinical hold)
Mediated Rejection

SHP610
SHP625 (LUM001)

Primary Biliary

Sanfilippo A

Cirrhosis

SHP609
SHP625 (LUM001)

Progressive Familial

Hunter CNS

Intrahepatic Cholestasis

SHP607
SHP625 (LUM001)

Prevention of ROP
Alagille Syndrome

SHP620 (Maribavir)
SHP625 (LUM001)

CMV in transplant
Primary Sclerosing

patients
Cholangitis

LDX (Japan)
ADHD

Firazyr
ACE inhibitor-induced AE

Firazyr

(Japan) HAE

SHP616 (Cinryze) (Japan)

HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

XAGRID(r) (Japan)
Thrombocythaemia
(Approved 3Q  2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(r) (EU)
ADHD

Vyvanse

BED

Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Complement Biology
GI / Metabolic
Renal / Transplant
CNS
Ophthalmics
Rare Diseases Leadership

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Armagen's Platform For Delivery to Target the Brain:

IgG molecular Trojan-Horse Fusion Protein

[GRAPHIC OMITTED]

Armagen
Hunter CNS

Fusion protein consisting of chimeric MAb against the human
insulin receptor(HIR) fused with a recombinant protein
(e.g. iduronate-2-sulfatase, L-iduronidase)

HEAD

[GRAPHIC OMITTED]

Molecular Trojan Horse
A genetically engineered
monoclonal antibody (MAb)
against the human insulin
receptor (HIR)

TAIL

[GRAPHIC OMITTED]

Recombinant
Protein

[GRAPHIC OMITTED]

IgG Fusion Protein:
A new chemical entity

Data provided by Armagen

[GRAPHIC OMITTED]

Utilizing Endogenous Transporter To

Cross Blood Brain Barrier

[GRAPHIC OMITTED]

Armagen
Hunter CNS

Fusion protein consisting of chimeric MAb against the human
insulin receptor(HIR) fused with a recombinant protein
(e.g. iduronate-2-sulfatase, L-iduronidase).

Data to Support MOA: Distribution to

Brain Tissue in Rhesus Monkey

[GRAPHIC OMITTED]

Armagen
Hunter CNS

[] Systemic distribution similar to ELAPRASE([R])

[] Autoradiography demonstrated the extensive
distribution of drug into all

regions of the brain (at 2 hours after IV injection) versus
ELAPRASE

[GRAPHIC OMITTED]

ELAPRASE-alone

[GRAPHIC OMITTED]

AGT-182

Published Bioconjugate Chem. 2013, 24, 1741[]1749

[GRAPHIC OMITTED]

AGT-182: Next Steps
Phase 1/2 Expected to Start Early 2015*

[GRAPHIC OMITTED]

Armagen
Hunter CNS

[] US IND submitted October 2014

[] A Phase 1/2, Dose-Exploratory, Clinical Study of Human
Insulin

Receptor Monoclonal Antibody-Human Iduronate-2-Sulfatase
(IDS)

Fusion Protein, AGT-182 in adult patients with MPSII is
being

planned to start in early 2015

[] Next study -- is expected to be in children with
cognitive impairment

due to Hunter Syndrome

* Subject to enrollment timelines and interactions with
Regulatory Authorities

[GRAPHIC OMITTED]

Upcoming Anticipated CNS Rare Diseases Milestones

[GRAPHIC OMITTED]

Registration and Phase 4
Phase 3

Phase 2

Phase 1/2

SHP611
MLD Phase 1/2
head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

SHP606 Lifitegrast
NDA Filing

SHP625 (LUM001)
PSC
Phase 2 head line data

SHP607
ROP Phase 2
head line data

SHP606 Lifitegrast
Launch(2)

SHP609
Phase 2/3 head
line data

20152015

VYVANSE
BED Launch(2)

SHP620 Maribavir
Phase 2 head
line data

SHP625 (LUM001)
PBC
Phase 2 head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

2016

SHP625 (LUM001) (1)
PFIC
Phase 2 head line data

SHP610
Phase 2B head
line data

Notes
(1)[] Interim 625 PFIC INDIGO data expected Q2 2015.
(2)[] Subject to regulatory approval.

[GRAPHIC OMITTED]

Late-Stage Pipeline Update

Howard Mayer, M.D., Head of Clinical Development
Randy Brenner, Head of Regulatory Affairs
Joe Tauber, M.D., Tauber Eye Center, Kansas City, MO

Our purpose
We enable people with life-altering conditions to lead
better

[GRAPHIC OMITTED]

Today's RandD Sessions

[GRAPHIC OMITTED]

Topic

Research Overview and Technology Platforms mRNA,
Protein Replacement, Gene Therapy, Antibody Platforms

Rare Diseases: GI / Metabolic
SHP625 (LUM001), SHP626 (LUM002)

Rare Diseases: Ophthalmics
SHP607 / ROP, SHP630 / BIKAM

Rare Diseases: Complement Biology and Renal / Fibrotic
SHP616 / Cinryze new uses

Rare Diseases: CNS SHP609 / Hunter CNS,
SHP610 / Sanfilippo A, SHP611 / MLD, Armagen

Late-Stage Update
SHP606 / Lifitegrast, BED, SHP465 / ADHD

Speaker

Albert Seymour, Ph.D.

Ciara Kennedy, Ph.D.
David Piccoli, M.D.

Norman Barton, M.D.,
Ph.D.

 Howard Mayer, M.D.

Howard Mayer, M.D.

Howard Mayer, M.D.
Randy Brenner
Joe Tauber, M.D.

Time (EST)

9:25-10:00

10:00-10.45

11:15-11:45

1:15-1:30

1:30-2:00

2:00-2:45

Late-Stage Programs in CNS and Ophthalmics

Rare Diseases
Leadership

Complement
Biology

[] Firazyr / Cinryze
[] Firazyr ACE-I
[] Cinryze SC
[] Cinryze new uses

Renal /
Fibrotic

[] Maribavir
[] Cinryze AMR
[] IGAN
[] Fibrotech (FSGS)
[] DEB
[] CF

GI /
Metabolic

[] SHP625
[] (ALGS, PSC,
[] PFIC, PBC)
[] HemeA / B
[] UCD

[] SHP626 (NASH)
[] SHP 555

Ophthalmics

[] ROP
[] adRP

[] Lifitegrast

CNS

[] BED
[] SHP465

[] Hunter CNS
[] Sanfilippo A
[] MLD
[] Armagen
[] HTT

[GRAPHIC OMITTED]

Late-Stage Pipeline Update -- Agenda

Dry Eye 2014

Lifitegrast for the
treatment of

Dry Eye Disease

Late-Stage
Regulatory Update

[] Vyvanse for Binge
Eating Disorder

[] SHP465 for Attention
Deficit Hyperactivity
Disorder

Joe Tauber, M.D.

Howard Mayer, M.D.

Randy Brenner

[GRAPHIC OMITTED]

Dry Eye 2014

JOSEPH TAUBER, M.D.

TAUBER EYE CENTER

KANSAS CITY, MO

[GRAPHIC OMITTED]

The Eye Surface Requires

Lubrication to Adequately

Perform its Primary Functions of:

1.[] Barrier protection

2.[] Visual function

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Dry Eye is a Significant Market Opportunity[]

It is the Primary or Related Cause of 40% of Eye Care
Visits

(1)

Women: 4% @ 40 [] 15% @ 65

Men: 4% @ 50 [] 7.7% @ 80+

u[] 1/10 dry eye patients in U.S. has
Sjogren's syndrome

u[] 1.5 M Rheumatoid Arthritis
(CDC, 2005)

u[] 37% of diabetics
(Canadian Dry Eye Epidem. Study)

u[] $4B in health care costs
(Yu J, et al, Cornea 2011)

(1) Shire has used the following prevalence estimates:
patients diagnosed with DED from U.S. studies vary from
0.39% in 1998 to 18.8% of patients seeking treatment in VA

eye clinics from 2006-2011. Overall U.S. prevalence by
self-reported symptoms has been estimated to be 7.8% of
females aged 50 and older and 4.34% of males aged 50 and
older. Using this self-reported symptom data and U.S.
census estimates for 2012, over 2.1 M males and over 4.3 M
females over the age of 50 have either been clinically
diagnosed with DED or have severe dry eye symptoms.

Market Scope. 2010 Comprehensive Report on The Global Dry
Eye Products Market.

For all Eye Care Providers[]

Contact lens
discomfort

Blurred
vision

Address
pre-surgical risk
proactively

Dry Eye Rx Skill is Critical

Better surgical
outcomes

Happy patients

referrals

Practice
Building ($)

If you found it before surgery and there are postop issues
-- it is because of the disease.

If you didn't -- patients will believe it's your fault.

For Patients, Dry Eye is not a Trivial Matter

                          Mean
Health State              Score
Moderate Dry Eye Disease*   0.78
Moderate Angina*            0.75

L[] LASIK

patients:
48% have

dry eye

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Schiffman RM, et al. Ophthalmology 2003 Jul;110(7):1412-9.

Salom[]o MQ et al. J Cataract Refract Surg. 2009
Oct;35(10):1756-60. doi: 10.1016/j. jcrs.2009.05.032.
Raoof D et al. Semin Ophthalmol. 2014 Nov;29(5-6):358-62.
doi: 10.3109/08820538.2014.962663.

Unmet Needs in Dry Eye

u[] Cure is rare or non-existent

u[] Disease incidence may be growing, independent of
improved diagnosis

u[] Aging population, increasing incidence with age,
menopause

u[] Growth of prostaglandin eye drop Rx for glaucoma

u[] Increasing patient demand for better control of
symptoms

u[] Growth of premium IOL cataract surgery, with
increased insistence on

high grade vision after more expensive surgery

Dry Eye is an Inflammatory Disease

CD4+ T Cell Infiltration

[GRAPHIC OMITTED]

CHRONIC
INFLAMMATION

[GRAPHIC OMITTED]

MHC Class II Upregulation

[GRAPHIC OMITTED]

ICAM-1 Upregulation

[GRAPHIC OMITTED]

T Cell Homing to the
Ocular Surface

Antigen
Presentation

T Cell Activation

ABC's of "First Line" Treatment

In "Doctor speak"

Supplementation

Add tears

Stimulation

Stimulate

more tears

Retention

Block tears

from leaving

in Patient's Terms

NB -- Only 1/3 of these strategies reduces inflammation

How Do We Measure Symptoms?

CATEGORICAL SCALES 0 - 3

Dryness

Pain, soreness

Burning

Sandiness, grittiness

Blurred vision

Discharge

Itching

 None, mild, moderate severe

 None, mild, moderate severe

 None, mild, moderate severe

 None, mild, moderate severe

 None, mild, moderate severe

 None, mild, moderate severe

 None, mild, moderate severe

VISUAL ANALOGUE SCALES

0  100

VISUAL ANALOGUE SCALES WITH ANCHORS

0  50  100

How Do We Measure Symptoms?

1.[] McMonnies Questionnaire
2.[] DEQ, The Dry Eye Questionnaire

3.[] VFQ-25 NEI-devised Visual Functioning Questionnaire
4.[] VT-HRQ, Vision-Targeted Health-Related Quality of
Life, a questionnaire

that evaluates QOL activities related to or dependent upon
vision
5.[] NEI-VFQ NEI, Visual Function Questionnaire, a
questionnaire developed

by the National Eye Institute to evaluate vision function
inactivities of

daily life
6.[] OSDI, Ocular Surface Disease Index, a set of questions
assessing the

level of discomfort and interference with activities of
daily living produced

by ocular surface disease.

Gothwal et al. Invest Ophthamol Vis Sci 2010;51:1401-1407.

2007 Report of the International Dry Eye Workshop (DEWS).
The Ocular Surface 2007; 5:65-204.

How Do We Measure Signs?

[GRAPHIC OMITTED]

Fluorescein

cornea

[GRAPHIC OMITTED]

Lissamine
Green

conjunctiva

Grading Schemes for Staining

Oxford 0-3, entire cornea

NEI 0-4, 5 zones

Modified 0-4, 5 zones

NEI micro, macropunctate

ORA unique system

of conj/cornea zones

      Degree of staining increases over time (1-2-3-4 min)
-- only recent trials have specified time in grading method

Dry Eye

Development --

Ten+ Years

of Terminated

Clinical Trials

u[]Diquafasol

u[]Rebamipide

u[]Hyaluronidase tears

u[]Androgen tears

u[]Ecabet sodium

ORA's Controlled Adverse Environment (CAE)

for Dry Eye

u[] Controlled airflow

u[] Controlled humidity

u[] Monitored blink rate

u[] Quantitative tear film breakup

u[] Functional visual assessment

Ocular Surface Disease Rx Algorithm

Tear Underproduction

Supplement | **Stimulate** | **Retain**

Uncontrolled

- Higher viscosity Tears
- P.F. Tears
- Supradose Restasis
- Serum Tears
- Secretagogue (oral, SL)
- Clinical Trials

Controlled

Lid Disease

Posterior

- Lid Hygiene
- Oral Rx (macrolides)
- OM-3 supplements
- MG Duct Probing
- Anti-keratin Rx (Vitamin A, "scraping")
- Lipiflow

Anterior

- Soaks / Scrubs
- Demodex
- Vitamin A

Late-Stage Pipeline Update -- Agenda

Dry Eye 2014

Lifitegrast for the
treatment of

Dry Eye Disease

Late-Stage
Regulatory Update

[] Vyvanse for Binge
Eating Disorder

[] SHP465 for Attention
Deficit Hyperactivity
Disorder

Joe Tauber, MD

Howard Mayer, M.D.

Randy Brenner

[GRAPHIC OMITTED]

SHP606 (Lifitegrast): Dry Eye Disease

Preclinical

Phase 1

Phase 2 Phase 3

Registration

26
Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624

SHP611
  MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

SHP602
SHP616 (Cinryze)

Iron overload
Acute Antibody

(clinical hold)
Mediated Rejection

SHP610
SHP625 (LUM001)

Primary Biliary

Sanfilippo A

Cirrhosis

SHP609
SHP625 (LUM001)

Progressive Familial

Hunter CNS

Intrahepatic Cholestasis

SHP607
SHP625 (LUM001)

Prevention of ROP
Alagille Syndrome

SHP620 (Maribavir)
SHP625 (LUM001)

CMV in transplant
Primary Sclerosing

patients
Cholangitis

LDX (Japan)
ADHD

Firazyr
ACE inhibitor-induced AE

Firazyr

(Japan) HAE

SHP616 (Cinryze) (Japan)

HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

XAGRID(r) (Japan)
Thrombocythaemia
(Approved 3Q  2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(r) (EU)
ADHD

Vyvanse

BED

Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Complement Biology
GI / Metabolic
Renal / Transplant
CNS
Ophthalmics
Rare Diseases Leadership

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Lifitegrast -- A Purpose-Built Molecule

[GRAPHIC OMITTED]

SHP606
(Lifitegrast)
Dry eye disease

[] Selected from 1500 candidate molecules

[] Specifically engineered as topical ophthalmic

[] Built to potently block LFA-1 / ICAM-1 interaction

[] Adhesion to ICAM-1 (IC50 = 2 nM)

[] Cytokine release (SEB stimulated IL-2) IC50 >> 60nM

[] Highly stable and hydrophilic

[] water/ saline/ pH 7 >>2 years

[] >200 mgs/mL at pH 7

[] No systemic accumulation with rapid clearance

[] Selectively targets LFA-1 on infiltrating leukocytes

[] Selected based on its properties for
further development as a candidate to treat
Dry Eye Disease

[GRAPHIC OMITTED]

Lifitegrast (formerly SAR 1118)
MW 610 g/mol

1.[] Ref.:USAN/INN (Jan 2012)
2.[] Zhong et al., Med Chem Lett (2012)

[GRAPHIC OMITTED]

Summary of the Overall Lifitegrast Program

[GRAPHIC OMITTED]

SHP606
(Lifitegrast)
Dry eye disease

Phase

1a

1b

2

2

3

3

3

Study Number

SAR1118-001

1118-DME-100 (Johns Hopkins,
IST

1118-ACJ-100

Phase 2

OPUS-1

OPUS-2

SONATA

Indication

Healthy Volunteers, Safety,
PK

PK Vitrectomy

Allergic Conjunctivitis

Dry Eye

Dry Eye

Dry Eye

Dry Eye

Subjects

28

30

60

230

588

718

332

Status

Complete

Complete

Complete

Complete

Complete

Complete

Complete

[GRAPHIC OMITTED]

Results and Findings From 3 Key Efficacy Studies

[GRAPHIC OMITTED]

SHP606
(Lifitegrast)
Dry eye disease

Phase 2

[] Dose response
relationship
for signs and symptoms;
5% solution chosen for
further evaluation

[] Met pre-specified secondary
sign endpoint change from
baseline to Day 84 in
ICSS; established as the
sign endpoint for future
studies

[] Several pre-specified
symptom endpoints
trended or met significance
particularly in patients
with history of artificial
tear use

Learnings
and
development
progression

OPUS-1

[] Co-primary sign endpoint
met significance validating
Phase 2 findings (p=0.0007)

[] Co-primary symptom
endpoint (Visual Related
Function Subscale) not met

[] Pre-specified subpopulation
of subjects with history of
AT use showed greater
treatment effect on EDS

[] Post hoc analysis of more
symptomatic AT subgroup
with EDS[]40 met
significance vs placebo
(nominal p=0.0178)

Learnings
and
development
progression

OPUS-2

[] Co-primary symptom
endpoint met significance
validating OPUS-1 findings
in this population of
moderate to severely
symptomatic subjects
(EDS[]40) with history of AT
use (p<0.0001)

[] All pre-specified
secondary symptom
endpoints achieved
statistical significance

[] Co-primary sign endpoint
failed to separate from
placebo in this more
symptomatic population
and did not demonstrate
significance vs placebo

ICSS: Inferior Corneal Staining Score EDS: Eye Disease
Score

Why Different Outcomes in Different Studies?
Multifactorial Etiologies but Likely Influenced by
Population Differences

[GRAPHIC OMITTED]

SHP606
(Lifitegrast)
Dry eye disease

DESIGN

SIGN

SYMPTOM

KEY
OBSERVATION

Phase 2 and OPUS-1

[] CAE(1) for subject selection

[] Inclusion and exclusion

[] Similar sites (New England)

[] Similar seasonality (fall / winter)

Mild-moderate(2)

Mild-moderate(2)

OPUS-2

[] No CAE(1)

[] Thresholds

[] West / South

[] All year

Moderate-severe(3)

Moderate-severe(3)

[] Mild-to-moderate subjects enhance detection of the
sign

[] Moderate-to-severe subjects enhance detection of
symptoms

[] Enriching population for one variable lead to loss of
detection of the co-variable

[] Co-primary may not be practical

1.[] Studies 1 and 2 were conducted in collaboration with
ORA and utilized ORA's Controlled Adverse Environment
(CAE[]) as a clinical model to study the treatment of dry
eye disease with lifitegrast.

2.[] As defined per protocol, subjects with ICSS of greater
than 3.0 were not allowed in the trial. As defined per
protocol, subjects had to have worsening of ODS by +3 points and as such severely

symptomatic subjects could not enroll.
3.[] As defined per protocol, subjects with EDS of greater
than or equal to 40 could only enroll into the trial and
there were no outer limits to the ICSS and as such subjects
with the highest degree of staining (+4) could also enroll.

[GRAPHIC OMITTED]

Feedback from FDA

[GRAPHIC OMITTED]

SHP606
(Lifitegrast)
Dry eye disease

Pre-NDA meeting held on May 15 with the division of
Ophthalmology and
Transplant Medicine of the FDA

[] With respect to the evidence collected from the
current program to date and its
suitability for an NDA submission, the Agency acknowledged
that:
The clinical portion of an NDA with the current clinical
data package was likely fileable. Approvability of a
submitted NDA would be a review issue.

[] Regarding totality of clinical evidence and the
paradoxical relationship between
the sign and symptom co-variables, FDA acknowledged that:
Safety and efficacy is recommended to be demonstrated in at
least two adequate
and well-controlled, multi-center, independent trials. You
may wish to consider
demonstrating efficacy based on subjective findings in a
different patient group or in a

different clinical study than the patient group or clinical
study which demonstrates
efficacy based on objective findings.

[GRAPHIC OMITTED]

Evidence of Replication in Sign
Inferior Corneal Staining Score

[GRAPHIC OMITTED]

SHP606
(Lifitegrast)
Dry eye disease

Phase 2

Phase 2 (ATU)

OPUS-1

OPUS-1 (ATU)

OPUS-1 (EDS <40)

Table 1. Inferior Corneal Staining Score (ICSS)

All Subjects

                      Phase 2           OPUS-1
                 PBO vs. 5.0% LIF  PBO vs. 5.0% LIF
                   (N=55:N=54) (a) (N=294:N=293) (b)
Treatment Effect        0.35              0.24
     (95% CI)       (0.05, 0.65)      (0.10, 0.38)
      P-value          0.0209            0.0007

Artificial Tear Users

     Phase 2           OPUS-1
PBO vs. 5.0% LIF  PBO vs. 5.0% LIF
  (N=29:N=28) (c) (N=128:N=128) (d)
       0.76              0.28
   (0.38, 1.14)      (0.06, 0.5)
      0.0002            0.0127

     Phase 2           OPUS-1
   All Subjects     Subjects with
PBO vs. 5.0% LIF  Baseline EDS<40
  (N=55:N=54) (a) (N=147:N=137) (c)
       0.35              0.41
   (0.05, 0.65)      (0.21, 0.60)
      0.0209           <0.0001

Treatment Effect on Inferior Corneal

Staining Score Over the Course of Studies

[GRAPHIC OMITTED]

SHP606
(Lifitegrast)
Dry eye disease

Phase 2
ITT Population with LOCF
Mean ([]SE) Change from Baseline

OPUS-1Study 2
ITT Population with LOCF
Mean ([]SE) Change from Baseline

[GRAPHIC OMITTED]

Evidence of Replication in Symptom
Eye Dryness Score

[GRAPHIC OMITTED]

SHP606
(Lifitegrast)
Dry eye disease

OPUS-1 (ATU)

OPUS-1 (ATU, EDS >40)

OPUS-2

Table 2. Eye Dryness Score (EDS)

Artificial Tear Users

                               OPUS-1            OPUS-2
                          PBO vs. 5.0% LIF  PBO vs. 5.0% LIF
                          (N=129:N=128) (a) (N=294:N=293) (b)
                                 6.96             12.61
Treatment Effect (95% CI)  (-0.79, 14.71)     (8.51, 16.70)
            P-value             0.0783           <0.0001

Artificial Tear Users, EDS [] 40

     OPUS-1            OPUS-2
PBO vs. 5.0% LIF  PBO vs. 5.0% LIF
  (N=67:N=63) (c) (N=294:N=293) (b)
      13.34             12.61
  (2.35, 24.33)     (8.51, 16.70)
      0.0178           <0.0001

(a) Pre-specified tertiary (b) Pre-specified co-primary (c)
Post-hoc

Treatment Effect on Eye Dryness Score

Over the Course of the Study

[GRAPHIC OMITTED]

SHP606
(Lifitegrast)
Dry eye disease

OPUS-1
ITT Population Observed Data plus ITTOPUS-1
with LOCF at Day 84
Mean ([]SE) Change from BaselineOPUS-1

OPUS-2
ITT Population Observed Data plus ITTOPUS-2
with LOCF at Day 84
Mean ([]SE) Change from Baseline

[GRAPHIC OMITTED]

Regulatory Position Based on our

Pre-NDA Meeting - May 15, 2014

[GRAPHIC OMITTED]

SHP606
(Lifitegrast)
Dry eye disease

[] We are confident that the totality of the data from
our existing

clinical development program supports the submission of an
NDA

for Lifitegrast

[] However, we are continuing to gather clinical data in
support of US

and potential international regulatory submissions

[] OPUS-3 will not delay our plans to submit an NDA for
Lifitegrast for

signs and symptoms of dry eye disease in the first quarter
of 2015

[GRAPHIC OMITTED]

Why Conduct OPUS-3?

[GRAPHIC OMITTED]

SHP606
(Lifitegrast)
Dry eye disease

[] OPUS-3 (a Phase 3 safety and efficacy study) is to
bolster our

potential US label and further support international
markets and will

be conducted concurrent to the US NDA review

[] Identical to OPUS-2 Population: DED, history of
artificial tear use,

and Eye Dryness Score [] 40

[] Study designed to strengthen our existing efficacy
data by

evaluating the following symptom endpoints:

[] Primary efficacy endpoint: Superiority against placebo
on eye dryness score as
shown by change from baseline to day 84

[] Key Secondary efficacy endpoints: Superiority against
placebo on eye dryness
score as shown by change from baseline to day 42 and day 14

[GRAPHIC OMITTED]

Late Stage Pipeline Update -- Agenda

Dry Eye 2014

Lifitegrast for the
treatment of

Dry Eye Disease

Late-Stage
Regulatory Update

[] Vyvanse for Binge
Eating Disorder

[] SHP465 for Attention
Deficit Hyperactivity
Disorder

Joe Tauber, MD

Howard Mayer, MD

Randy Brenner

[GRAPHIC OMITTED]

Vyvanse for Binge Eating Disorder (BED)

Preclinical

Phase 1

Phase 2 Phase 3

Registration

26
Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624

SHP611
  MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

SHP602
SHP616 (Cinryze)

Iron overload
Acute Antibody

(clinical hold)
Mediated Rejection

SHP610
SHP625 (LUM001)

Primary Biliary

Sanfilippo A

Cirrhosis

SHP609
SHP625 (LUM001)

Progressive Familial

Hunter CNS

Intrahepatic Cholestasis

SHP607
SHP625 (LUM001)

Prevention of ROP
Alagille Syndrome

SHP620 (Maribavir)
SHP625 (LUM001)

CMV in transplant
Primary Sclerosing

patients
Cholangitis

LDX (Japan)
ADHD

Firazyr
ACE inhibitor-induced AE

Firazyr

(Japan) HAE

SHP616 (Cinryze) (Japan)

HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

XAGRID(r) (Japan)
Thrombocythaemia
(Approved 3Q  2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(r) (EU)
ADHD

Vyvanse

BED

Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Complement Biology
GI / Metabolic
Renal / Transplant
CNS
Ophthalmics
Rare Diseases Leadership

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Vyvanse for BED

[GRAPHIC OMITTED]

LDX
BED

Development Program Status

[] SPD489-208: Fixed-dose study (completed, included in
sNDA)

[] SPD489-343: Dose optimization study #1 (completed,
included in sNDA)

[] SPD489-344: Dose optimization study #2 (completed,
included in sNDA)

[] SPD489-345: Open-label long-term safety study (Interim
data cuts included

in sNDA with final CSR planned March 2015)

[] SPD489-346: Long term maintenance of efficacy study
(ongoing, final CSR planned for September 2015, not
included in sNDA)

[GRAPHIC OMITTED]

SPD489-343/344: Primary Efficacy Endpoint*: LS Mean (±SEM) Change from Baseline in the Number of Binge Days/Week (Full Analysis Set)



SPD489-343
LS Mean Change
in Binge Days per Week
0
-1
-2
-3
-4
-5
Placebo
SPD489
SPD489-344
LS Mean Change
in Binge Days per Week
0
-1
-2
-3
-4
-5
Placebo
SPD489
Visit 1
wk 1
Visit 2
wk 2
Visit 3
wk 3
Visit 4
wk 4
Visit 5
wk 5/6
Visit 6
wk 7/8
Visit 7
wk 9/10
Visit 8
wk 11/12

*p-value <0.001 at Visit 8 (Weeks 11 and 12) for both studies.

Data Source: Table 3.1.1.1 and 3.1.1.2

212

BED Regulatory Update

[GRAPHIC OMITTED]

LDX
BED

Site
inspections
complete

Timeline

August 1
Submission

Sept 30
Accepted for filing

PRIORITY
REVIEW

No filing issues
identified

Mid Cycle
Review

No AC
currently

planned

Ongoing
QandA

Nov 21
Safety
Update
submission

Feb 1
PDUFA

[GRAPHIC OMITTED]

SHP465: ADHD

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

SHP465: ADHD

[GRAPHIC OMITTED]

SHP465
ADHD

[] A three bead formulation of mixed amphetamine salts
provides ADHD symptom control at 16 hours post-dose (Adult
ADHD).

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

SHP465: ADHD Development Status

[GRAPHIC OMITTED]

SHP465
ADHD

Development Program Status

[] SPD465-201: Adult workplace laboratory study
(completed)

[] SPD465-202: Adolescent analog classroom study
(completed)

[] SPD465-203: Adult workplace laboratory study
(completed)

[] SPD465-301: Adult dose-optimization study (completed)

[] SPD465-303: Adult fixed-dose study (completed)

[] SPD465-304: Adult open-label long-term safety study
(completed)

[] SHP465-305: Pediatric and adolescent dose-optimization
study (planning)

Part of initial
submission
in 2006

[GRAPHIC OMITTED]

SHP465 Regulatory Update

[GRAPHIC OMITTED]

SHP465
ADHD

Initial NDA
Review

Timeline Slide

2006
Submission

2007
Approvable
letter

Ongoing dialogue
regarding Peds
requirements

Feb 2014
Reinitiation
with FDA
discussions
started

April
Initial FDA
comments
received.
began

discussions
on peds
requirements

October
General
alignment on
plan and
peds plan

submitted

Nov
Full
protocol
provided
to FDA

[GRAPHIC OMITTED]

Upcoming Anticipated Late-Stage Pipeline

Milestones

[GRAPHIC OMITTED]

Registration and Phase 4
Phase 3

Phase 2

Phase 1/2

SHP611
MLD Phase 1/2
head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

SHP606 Lifitegrast
NDA Filing

SHP625 (LUM001)
PSC
Phase 2 head line data

SHP607
ROP Phase 2
head line data

SHP606 Lifitegrast
Launch(2)

SHP609
Phase 2/3 head
line data

20152015

VYVANSE
BED Launch(2)

SHP620 Maribavir
Phase 2 head
line data

SHP625 (LUM001)
PBC
Phase 2 head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

2016

SHP625 (LUM001) (1)
PFIC
Phase 2 head line data

SHP610
Phase 2B head
line data

Notes
(1)[] Interim 625 PFIC INDIGO data expected Q2 2015.
(2)[] Subject to regulatory approval.

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Program Wrap-Up

Phil Vickers, Ph.D., Global Head of RandD

Our purpose
We enable people with life-altering conditions to lead
better lives

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RandD Focused on Five Therapeutic Areas

Rare Diseases Leadership

Complement
Biology

[] Firazyr / Cinryze
[] Firazyr ACE-I
[] Cinryze SC
[] Cinryze new uses

Renal /
Fibrotic

[] Maribavir
[] Cinryze AMR
[] IGAN
[] Fibrotech (FSGS)
[] DEB
[] CF

GI /
Metabolic

[] SHP625
(ALGS, PSC,
PFIC, PBC)
[] HemeA / B
[] UCD

[] SHP626 (NASH)
[] SHP555

Ophthalmics

[] ROP
[] adRP

[] Lifitegrast

CNS

[] BED
[] SHP465

[] Hunter CNS
[] Sanfilippo A
[] MLD
[] Armagen
[] HTT

Also evaluating opportunities in 'Rare Hematological'
malignancies

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Pipeline Increasingly Focused on Rare Diseases

26
Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP624
Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

SHP611
  MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze )
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

SHP602
SHP616 (Cinryze)

Iron overload
Acute Antibody

(clinical hold)
Mediated Rejection

SHP610
SHP625 (LUM001)

Primary Biliary

Sanfilippo A

Cirrhosis

SHP609
SHP625 (LUM001)

Progressive Familial

Hunter CNS

Intrahepatic Cholestasis

SHP607
SHP625 (LUM001)

Prevention of ROP
Alagille Syndrome

SHP620 (Maribavir)
SHP625 (LUM001)

CMV in transplant
Primary Sclerosing

patients
Cholangitis

LDX (Japan)
ADHD

Rare Diseases Programs

Firazyr
ACE inhibitor-induced AE

Firazyr
(Japan) HAE

SHP616 (Cinryze)
    (Japan) HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

XAGRID(r) (Japan)
Thrombocythaemia
(Approved 3Q  2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(r) (EU)
ADHD

Vyvanse
BED

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Programs Reviewed Today

GROWTH

INNOVATION

26
Research

Programs

SHP619
Duchenne's Muscular
Dystrophy

TH / GCH1
Gene Pod

Parkinson's Subset

SHP608
Dystrophic E.Bullosa

SHP614
IgA Nephropathy

Armagen
Hunter CNS

SHP630 adRP

SHP611
  MLD (Ph 1/2)

SHP616
(Cinryze SC)

HAE Prophylaxis

SHP622
Friedreich's Ataxia

SHP627 (FT011)
Focal Segmental

Glomerulosclerosis

SHP616 (Cinryze)
Paroxysmal Nocturnal
Hemoglobinuria

SHP616 (Cinryze)
Acute Neuromyelitis

Optica

SHP626 (LUM002)
Non-Alcoholic

Steatohepatitis

SHP602
SHP616 (Cinryze)

Iron overload
Acute Antibody

(clinical hold)
Mediated Rejection

SHP610
SHP625 (LUM001)

Primary Biliary

Sanfilippo A

Cirrhosis

SHP609
SHP625 (LUM001)

Progressive Familial

Hunter CNS

Intrahepatic Cholestasis

SHP607
SHP625 (LUM001)

Prevention of ROP
Alagille Syndrome

SHP620 (Maribavir)
SHP625 (LUM001)

CMV in transplant
Primary Sclerosing

patients
Cholangitis

LDX (Japan)
ADHD

Firazyr
ACE inhibitor-induced AE

Firazyr
(Japan) HAE

SHP616 (Cinryze)
    (Japan) HAE Prophylaxis

SHP555 (US)
Chronic Constipation

INTUNIV (Japan)
ADHD

SHP606
(Lifitegrast)

Dry eye disease

SHP465
ADHD

XAGRID(r) (Japan)
Thrombocythaemia
(Approved 3Q  2014)

VPRIV (Japan)
Gaucher

(Approved 3Q 2014)

INTUNIV(r) (EU)
ADHD

Vyvanse
BED

SHP624
Heme B Gene Edit

SHP628 (FT-061)
Renal Impairment

Complement Biology
GI / Metabolic
Renal / Transplant
CNS
Ophthalmics
Rare Diseases Leadership

Programs not specifically discussed today

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Pipeline Balances Innovation and Risk

Upcoming Anticipated Pipeline Milestones

Registration and Phase 4
Phase 3

Phase 2

Phase 1/2

SHP611
MLD Phase 1/2
head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

SHP606 Lifitegrast
NDA Filing

SHP625 (LUM001)
PSC
Phase 2 head line data

SHP607
ROP Phase 2
head line data

SHP606 Lifitegrast
Launch(2)

SHP609
Phase 2/3 head
line data

20152015

VYVANSE
BED Launch(2)

SHP620 Maribavir
Phase 2 head
line data

SHP625 (LUM001)
PBC
Phase 2 head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

2016

SHP625 (LUM001) (1)
PFIC
Phase 2 head line data

SHP610
Phase 2B head
line data

Notes
(1)[] Interim 625 PFIC INDIGO data expected Q2 2015.
(2)[] Subject to regulatory approval.

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Pipeline Has Never Been Stronger

22 programs in the
clinic, the most in the
history of Shire

Well-positioned to
deliver on '10 x 20'
expectations

Many significant clinical
milestones in the next 18
months

On track to file at least
2 INDs from internal
programs every year

Establishing talent and
capabilities appropriate to
drive future growth

Continued excellence in
acquiring external
assets with a strong
strategic fit

Establishing a
leadership position in
the treatment of Rare
Diseases

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Question and Answer

Our purpose
We enable people with life-altering conditions to lead
better

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Executing on our Corporate Strategy through RandD

[] We plan to increase product sales to $10
Billion by 2020 -- our 10 x 20 plan

[] $3 Billion expected to come from our pipeline,
excluding recent and future MandA

[] Highly focused RandD organization

[] Prioritizing Rare Diseases (18 of 22
independent clinical programs)

[] Attracting, developing and retaining best
talent

[] Ensuring organizational simplicity through two
major geographic hubs

[] Our RandD strategy is driving shareholder
value

[] Addressing indications with high unmet medical
need

[] Delivering a high-value late-stage pipeline to
market

[] Optimizing asset value across the portfolio

[] Expanding expertise and access to innovation
through collaborations

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[] Shire RandD Day

[]

Our purpose
We enable people with life-altering conditions to lead
better

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